UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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U.S.B. Holding Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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U.S.B. HOLDING CO., INC.
100 Dutch Hill Road
Orangeburg, New York 10962

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 25, 2005

To the Stockholders of U.S.B. Holding Co., Inc.:

     At the direction of the Board of Directors of U.S.B. Holding Co., Inc. (the “Company”), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901 on May 25, 2005 at 10:00 a.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of two Directors, constituting Class II members of the Board of Directors, to a three-year term of office.

     2. The ratification of the appointment by the Audit Committee of the Board of Directors of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, for the audit of the Company’s consolidated financial statements for the year ending December 31, 2005.

3. The approval and adoption of the 2005 Employee Stock Option Plan.

4. The approval and adoption of the 2005 Director Stock Option Plan.

5. Any other business that may be properly brought before the meeting or any adjournment or postponement thereof.

     All holders of record of shares of the common stock of the Company at the close of business on April 18, 2005 are entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting, and at the Company’s executive offices, 100 Dutch Hill Road, Orangeburg, New York 10962 for a period of ten days prior to the meeting.

By order of the Board of Directors

Raymond J. Crotty, Secretary

April 28, 2005

     YOU ARE REQUESTED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE, OR IF YOU PREFER, VOTE BY USING THE TELEPHONE OR THE INTERNET, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AT THAT TIME, IF YOU WISH.

U.S.B. HOLDING CO., INC.
100 Dutch Hill Road
Orangeburg, New York 10962

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

May 25, 2005

     This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of U.S.B. Holding Co., Inc. (the “Company”), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) on Wednesday, May 25, 2005 at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901 (the “Meeting”), and at any adjournments or postponements thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the accompanying form of proxy are being mailed to the stockholders on or about April 28, 2005. The Annual Report of the Company for the year 2004 is furnished to stockholders with this Proxy Statement.

     At the Meeting, two Class II Directors will be elected to the Board of Directors to serve for a three-year term (until the 2008 Annual Meeting of Stockholders), with each Director to hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Stockholders will also vote to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005. Stockholders will also vote on the approval and adoption of the proposed 2005 Employee Stock Option Plan and the proposed 2005 Director Stock Option Plan, copies of which are annexed hereto as Appendix A and B, respectively.

VOTING RIGHTS AND PROXIES

     The Board of Directors has fixed the close of business on April 18, 2005, as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 20,506,342 shares of common stock, $0.01 par value per share (“Common Stock”), which is the Company’s only authorized and outstanding class of stock entitled to vote at the Meeting.

     A majority of the outstanding shares of Common Stock is required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Each outstanding share of Common Stock is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting. Directors are elected by a plurality of the votes cast by the holders of Common Stock present at the Meeting, in person or by proxy, and entitled to vote thereon. Ratification of the Audit Committee’s appointment of the independent registered public accounting firm, approval of the 2005 Employee Stock Option Plan and approval of the 2005 Director Stock Option Plan each require the affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote thereon. Shares of Common Stock as to which the “ABSTAIN” box has been selected on the proxy card with respect to the ratification of the independent registered public accounting firm and the approval of the 2005 Employee Stock Option Plan and the 2005 Director Stock Option Plan will be counted as present at the Meeting and entitled to vote thereon and will have the effect of a vote against such ratification or approval, as the case may be. In contrast, shares of Common Stock underlying broker non-votes and shares for which a proxy card is not returned will not be counted as present at the Meeting and entitled to vote thereon and will have no effect on the vote on those proposals.

     You may vote your shares by using the Internet, by telephone, or by mail, as described below:

     (i) By Internet. Vote at the Internet address shown on the enclosed form of proxy. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on Tuesday, May 24, 2005. Once you are into the Internet voting system, you can record and confirm (or change) your voting instructions.

     (ii) By telephone. Use the toll free telephone number shown on the enclosed form of proxy. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m., Eastern Time, on Tuesday, May 24, 2005. Once you are into the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

     (iii) By mail. Mark, sign and date the enclosed form of proxy and return it in the enclosed postage-paid envelope. If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions. Properly executed but unmarked proxy cards will be voted FOR the election of the Board’s nominees as directors, FOR the ratification of the Audit Committee’s appointment of the independent registered public accounting firm, FOR the approval of the 2005 Employee Stock Option Plan, and FOR the approval of the 2005 Director Stock Option Plan.

Alternatively, you may attend the Meeting and vote in person. If you are stockholder whose shares are not registered in your own name, you will need an assignment of voting rights from the stockholder of record to vote personally at the Meeting.

     Any stockholder who executes a proxy has the power to revoke it at any time before it is voted. Revocation may be made effective by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company, at the principal offices of the Company or at the Meeting prior to the opening of the balloting at the Meeting, a written notice of revocation or a later-dated, properly executed proxy.

     The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by Directors, officers, and other employees of the Company or of Union State Bank (the “Bank”), the Company’s commercial banking subsidiary, but none of such persons will receive any compensation for their solicitation activities in addition to their regular compensation. At the present time the Company has not retained a firm to assist in the solicitation of proxies, but reserves the right to do so in the event the Board shall deem such retention appropriate. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding proxy materials to stockholders and obtaining their proxies. The Company will bear all costs of soliciting proxies.

     Participants in the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (with 401K Provisions) (“KSOP”) have the right to direct the voting of the Common Stock held in their plan accounts but do not have the right to vote those shares personally at the Meeting. Such participants should refer to the voting instructions provided by the plan fiduciaries for information on how to direct the voting of these shares.

INTERESTS OF MANAGEMENT IN CERTAIN PROPOSALS

     At the Meeting, stockholders are being asked to vote on the 2005 Employee Stock Option Plan and the 2005 Director Stock Option Plan, under which executive officers and Directors of the Company may receive awards of stock options. Accordingly, the Company’s executive officers and Directors have personal interests in the outcome of these proposals that may be different from the interests of the Company’s other stockholders.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following information is furnished with respect to each person known by management of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of March 31, 2005:

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership*	Percent of Class

Thomas E. Hales (a)
66 Brookwood Drive	4,056,162	18.63
Briarcliff Manor, NY 10510

Howard V. Ruderman (b)
6 Aspen Court	1,197,463	5.80
Pomona, NY 10970

Harald R. Torsoe (c)
4 Bridgitte Court	1,400,108	6.84
Suffern, NY 10901

Kenneth J. Torsoe (d)
70 West Gate Road	2,120,382	10.30
Suffern, NY 10901

U.S.B. Holding Co., Inc.
Employee Stock Ownership Plan
(With 401(k) Provisions) (e)
100 Dutch Hill Road	1,650,837	8.06
Orangeburg, NY 10962

*

The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for, the spouse and dependent children of the named individual and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated, the named beneficial owner was the sole and exclusive owner of all listed shares as of the specified date.

(a)

Includes 625,194 shares owned by Mr. Hales jointly with his wife, 190,201 shares owned by his wife, 173,113 shares held by the Hales Family Foundation, Inc., 181,637 shares held by the Hales Family LLC, and 1,292,290 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005, and 299,227 shares allocated to Mr. Hales under the KSOP.

(b)	Includes 92,866 shares owned by Mr. Ruderman’s wife and 166,103 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(c)	Includes 32,708 shares owned by Harald R. Torsoe’s wife.

(d)	Includes 94,916 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(e)

The KSOP is an employee stock ownership plan under the Employee Retirement Income Security Act of 1974, as amended, or ERISA. The KSOP provides for individual accounts for the accrued benefits of participating employees of the Company and the Bank and their beneficiaries and is administered by a committee. The assets of the KSOP are held in trust by Messrs. Sabatini and Plunkett, Catherine Martini, Suzanne Asaro, and William O’Neil (the “Trustees”). As of March 31, 2005, the Trustees held 1,650,837 shares on behalf of the KSOP, 1,646,864 shares of which were allocated to the accounts of individual participants or were attributable to employee contributions. The Trustees are fiduciaries of the KSOP for the purpose of determining how to vote and whether to tender the KSOP’s shares of Common Stock. For voting and tendering purposes, each participant as a “named fiduciary” will be eligible to direct the Trustees how to vote and whether to tender as to the number of shares of Common Stock that have been allocated to his or her account under the KSOP. The remaining shares that are attributable to employer contributions under the KSOP and which are unallocated shares, as well as any allocated shares with respect to which no voting or tendering instructions have been received, will be voted and tendered by the Trustees in their discretion. Under the KSOP, the Trustees have the sole power to dispose of shares of Common Stock owned by the KSOP that are attributable to employer contributions other than matching contributions. The KSOP requires such contributions to be invested primarily in Common Stock. Subject to that requirement, the Trustees may select alternative investments. As of March 31, 2005, approximately 701,759 shares of Common Stock owned by the KSOP were attributable to non-matching employer contributions and the Trustees had sole power to dispose of such shares. Under the terms of the trust agreement pursuant to which the KSOP has been constituted, the Trustees also have the sole power to dispose of the 3,973 unallocated shares held by the KSOP. Contributions by employees under the KSOP, together with matching contributions by the employer, are invested either in Common Stock or in a fund consisting of other securities, as each participant directs, subject to the consent of the Trustees. As of March 31, 2005, approximately 945,105 shares of Common Stock owned by the KSOP were attributable to employee contributions or matching employer contributions and the Trustees had shared power (with the respective participants) to dispose or direct the disposition of such shares.

ITEM 1: ELECTION OF DIRECTORS

     Two Directors, Mr. Kevin J. Plunkett and Mr. Kenneth J. Torsoe, constituting Class II members of the Board of Directors, are proposed by the Nominating/Corporate Governance Committee of the Board and the Board of Directors to be elected to serve for a three-year term (until the 2008 Annual Meeting of Stockholders), with each to hold office until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Steven T. Sabatini, a Class II Director whose term expires at the Meeting, has notified the Company that he intends to retire from his executive position with the Company and the Bank effective January 6, 2006, and that he will not stand for re-election at the Meeting.

     The Company’s Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of Directors, as nearly equal in number as possible, with terms expiring in successive years. There are currently three Class III Directors with terms expiring in 2006, two Class I Directors with terms expiring in 2007, and three Class II Directors with terms expiring at the Meeting, making a total of eight Directors. At its meeting on April 27, 2005, the Board reduced the size of the Board from eight to seven Directors, effective as of the date of the Meeting.

     All properly executed proxies that are timely received will be voted FOR the Board’s nominees for Director, unless contrary instructions are given. All nominees are presently Directors of the Company. Each nominee has consented to being named in this Proxy Statement and to serve as a director of the Company if elected. If any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the proxies that would have been voted for the nominee not serving will be voted for the substitute nominee. The Board presently has no knowledge that any Board nominee will be unable to serve.

     The following information is furnished with respect to each of the Board’s nominees for Class II Directors, the Class II Director whose term expires at the Meeting, and the Class I and Class III Directors continuing in office. The Board unanimously recommends a vote FOR each Class II Director nominee.

NOMINEES FOR DIRECTOR
CLASS II
(Terms Expiring in 2005)

Name, Age, Other Positions with the Company and the Bank and Principal Occupation for at least the Past Five Years, and any Directorships of Other Public Companies	Served as a Director of the Company Since

Kevin J. Plunkett, 55	1998
Attorney, Partner of the law firm of Thacher Proffitt & Wood LLP (since 2000), and Member and Shareholder of the law firm of Plunkett & Jaffe, P.C., (1979 to 2000); Director of the Bank (since 1998).

Kenneth J. Torsoe, 69	1982
President, Torsoe Brothers Construction Corp.; Partner, Normandy Village Company; Partner, Normandy Village Apts., Nanuet, NY (since 1964); Director of the Bank (since 1981).

DIRECTOR WHOSE TERM EXPIRES AT THE MEETING
CLASS II

Name, Age, Other Positions with the Company and the Bank and Principal Occupation for at least the Past Five Years, and any Directorships of Other Public Companies	Served as a Director of the Company Since

Steven T. Sabatini, 53	2001
Senior Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and the Bank (since 1997); Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and the Bank (1995 to 1997); Assistant to the Chairman of the Board of Directors of the Bank (1994 to 1995); and for at least five years prior to that, an audit partner with Ernst & Young LLP.

DIRECTORS CONTINUING IN OFFICE
CLASS III
(Terms Expiring in 2006)

Name, Age, Other Positions with the Company and the Bank and Principal Occupation for at least the Past Five Years, and any Directorships of Other Public Companies	Served as a Director of the Company Since

Raymond J. Crotty, 57	1996
Senior Executive Vice President and Chief Credit Officer of the Company and the Bank (since 1997); Secretary of the Company and the Bank (since 2004); Assistant Secretary of the Company and the Bank (1995 to 2004); Executive Vice President and Chief Credit Officer of the Company and the Bank (1995 to 1997); Senior Vice President and Chief Credit Officer of the Bank (1988 to 1992); Director of the Bank (since 1995).

Thomas E. Hales, 68	1982
Chairman of the Board and Chief Executive Officer of the Company (since 1982); Chairman of the Board of the Bank (since 1981); Chief Executive Officer of the Bank (since 1983); President of the Company and the Bank (since 1984); Director of the Bank (since 1981).

Michael H. Fury, 78	1982
Attorney, Senior Partner of the law firm of Fury, Kennedy & Griffin (since 1955); Secretary of the Company (1982 to 2004); Secretary of the Bank (1982 to 2004); General Counsel of the Company (1982 to 1998) and the Bank (1969 to 1998); Director of the Bank (since 1969).

DIRECTORS CONTINUING IN OFFICE
CLASS I
(Terms Expiring in 2007)

Name, Age, Other Positions with the Company and the Bank and Principal Occupation for at least the Past Five Years, and any Directorships of Other Public Companies	Served as a Director of the Company Since

Howard V. Ruderman, 77	1982
Retired - President, Mohegan Electric Supply Co., NY (1973 to 1997); Director of the Bank (since 1969).

Edward T. Lutz, 58	1999
President and CEO, Lutz Advisors, Inc. (since 2001); Principal, Tucker Anthony (1999 to 2001); Senior Vice President, Capital Resources, Inc. (1996 to 1999); Senior Vice President, Lyons Zomback & Ostrowski, Inc./Advest, Inc. (1988-1996); Regional Director FDIC - New York (1984 to 1988); Director of the Bank (since 1999). Also a Director of Hemagen Diagnostics, Inc., a public company, which trades on NASDAQ under the symbol “HMGN,” and of which Mr. Hales’ son is the C.E.O. and a significant stockholder, and Mr. Hales is also a stockholder and an investor.

Executive Officers

     The executive officers of the Company are Mr. Hales, Mr. Crotty, and Mr. Sabatini, who are described above. Mr. Sabatini has announced his intention to retire from his position effective January 6, 2006.

Board Committees and Meetings

     The Board of Directors of the Company met 14 times during 2004. Each Director attended 75% or more of the Board of Directors meetings held during the period he was a Director. Each Director attended 75% or more of the meetings held during 2004 for each Company committee of which such Director is a member. The standing committees of the Board, each of which is guided by a Charter approved by the Board, are: the Stock Option Committee, presently comprised of Messrs. Torsoe (Chairman), Fury, Lutz, and Plunkett; the Audit Committee (established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended), presently comprised of Messrs. Lutz (Chairman), Ruderman, and Torsoe; the Compensation Committee, presently comprised of Messrs. Ruderman (Chairman), Lutz, and Torsoe; and the Nominating/Corporate Governance Committee, presently comprised of Messrs. Fury (Chairman), Lutz, Plunkett, and Torsoe. A copy of the Charter for each standing committee is available on the Company’s website at www.unionstate.com.

     The Stock Option Committee evaluates equity based compensation plans and the awarding of all equity based compensation, including options to purchase common stock of the Company to Directors and employees under the Company’s stock option plans. The Stock Option Committee met two times during 2004.

     The Audit Committee of the Company functions in a similar manner as that described below for the Bank’s Examining Committee, and also reviews and approves all of the Company’s external financial reporting and filings with the Securities and Exchange Commission (“SEC”). Also see the Audit Committee Report included elsewhere herein. The Audit Committee met 14 times during 2004.

     The Compensation Committee establishes and reviews the policies and standards for hiring executives, makes recommendations to the Company's Board concerning hiring, promotion, and compensation policy, and performs an annual performance evaluation of the CEO. The Compensation Committee met three times during 2004. Annually, the Compensation Committee evaluates compensation, including cash compensation, incentive bonus, and equity remuneration.

     The Nominating/Corporate Governance Committee solicits, evaluates, and makes recommendations to the Company's Board with respect to nominees for the Board of Directors, and also establishes and monitors policy regarding corporate governance matters. The Nominating/Corporate Governance Committee is guided by a Charter for such Committee and also through the Company’s Corporate Governance Principles and Practices, a copy of which is available on the Company’s website at www.unionstate.com. The Nominating/Corporate Governance Committee has also established a Director nomination process, which includes provisions for consideration of recommendations from stockholders. The Director nomination process is discussed in further detail elsewhere in this Proxy Statement. The Nominating/Corporate Governance Committee met three times during 2004.

     Each of the Directors of the Company, except for Mr. Sabatini, is also a member of the Board of Directors of the Bank, which is the Company’s principal subsidiary. Among its standing committees, the Board of Directors of the Bank has an Executive Committee, an Examining Committee, and a Compensation Committee.

     The Executive Committee of the Bank’s Board of Directors has the authority to act in lieu of the Bank’s Board, but does not have authority to act on matters that are not within the ordinary course of business. The Executive Committee’s present members are Messrs. Torsoe (Chairman), Crotty, Fury, Hales, Lutz, Plunkett, and Ruderman.

     The Examining Committee of the Bank’s Board of Directors serves the same purposes that would be served by an audit committee. It reviews the Bank’s internal auditing and control procedures, and reviews and makes recommendations concerning internal accounting controls, financial reporting, and accounting policy. Its present members are Messrs. Lutz (Chairman), Plunkett, and Ruderman.

     The Compensation Committee of the Bank’s Board of Directors establishes and reviews the policies and standards for hiring employees and makes recommendations to the Bank’s Board concerning hiring, promotions and compensation policy. Its present members are Messrs. Ruderman (Chairman), Lutz, and Plunkett.

     The above Company and Bank Committees meet as and when required, except for the Audit and Examining Committees which meet at least four times each year.

Executive Session Presiding Directors

     The Company has not named any Director to preside over executive sessions of non-management Director meetings. The Committee Chairman provides leadership at such executive sessions for matters under the jurisdiction of their respective committees. Executive sessions of non-management Director meetings are held as and when required, and will be held at least two times each year. Two executive sessions of non-management Director meetings were held in 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the Rules issued thereunder, the Company’s Directors and executive officers are required to file with the SEC reports of ownership and changes in ownership of Common Stock within two days of any transaction required to be reported. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the Directors and executive officers are in compliance with the filing requirements of Section 16(a).

Compensation of Directors

     Each Director of the Company, including management Directors, received $4,500 for each month served on the Company’s Board of Directors during 2004. In addition, each Director of the Bank received $500 for each month served on the Bank’s Board of Directors. Mr. Lutz, as Chairman of the Company’s Audit Committee and Director assigned with responsibility for the detailed review of the Company’s and Bank’s policies, received additional Board fees of $1,000 for each month served from January 2004 to June 2004, and additional Board fees of $3,000 for each month served from July 2004 to December 2004. No other compensation is paid to Directors for serving on or attending meetings of the committees of the Company’s or Bank’s Board of Directors.

Director Stock Option Plan

     Under the Company’s existing 1998 Director Stock Option Plan, as amended by the Board of Directors on March 24, 1999, certain non-employee Directors receive annually, effective as of the close of each annual meeting of stockholders of the Company, a non-qualified option to purchase a fixed number of shares of Common Stock at an exercise price equal to the market value of such shares on the date of the grant. The number of shares subject to the option is based upon the number of years of service completed by the Director. After two years of service, the Director is entitled to an option covering 1,274 shares. Each additional year of service entitles the Director to an option covering an additional 1,274 shares, until the Director has completed fifteen years of service, after which the Director is entitled to annual options covering 23,729 shares.

     The options may not be exercised prior to the first anniversary of the date of grant and generally expire ten years after the date of grant. At December 31, 2004, there were 70,771 shares remaining to be granted under the 1998 Director Stock Option Plan.

     The 2005 Director Stock Option Plan, which is submitted to the Company’s stockholders with this Proxy Statement for approval, will have similar terms and will be effective immediately upon approval by the stockholders at the Meeting. Upon approval of the 2005 Director Stock Option Plan by stockholders at the Meeting, no further options will be granted under the 1998 Director Stock Option Plan.

Director Retirement Plan

     The non-employee Directors also participate in a Directors Retirement Plan, pursuant to which a non-employee Director who has served for a period of fifteen years is eligible to receive benefits. Vesting of benefits under the Director Retirement Plan accelerates in the event of a change in control. Upon retirement, a non-employee Director is entitled to receive $2,000 per month for a period not to exceed ten years. In the event of death of a non-employee Director after commencement of retirement payments but prior to the conclusion of the ten year payment period, the payments are payable to his or her spouse at a rate of 50% of the retirement payment over the remaining term of the retirement payment period, or through the date of the spouse’s death if it occurs prior to completion of the payment period. Alternatively, a retiree may elect to receive a lump sum payment equivalent to the present value of $200,000 paid in equal monthly installments over a ten year period, discounted based on an interest rate equal to the average ten-year advance rate from the Federal Home Loan Bank during the thirty day period immediately prior to the election. The Director Retirement Plan is unfunded.

Board Determination of Independence of Non-Management Directors

     The Company has reviewed employment, officer, Director and other relationships of each of its non-management Directors for purposes of evaluating the independence of each Director of the Company for service on the Board. The Company has established certain criteria for its determination of independence and such criteria are included in the Company’s Corporate Governance Principles and Practices, which is available on the Company’s website, www.unionstate.com, and which is also discussed in detail below. Based on the criteria as established in the Corporate Governance Principles and Practices, the Company has affirmatively determined that each non-management Director, Michael H. Fury, Edward T. Lutz, Kevin J. Plunkett, Howard V. Ruderman, and Kenneth J. Torsoe, are sufficiently independent of the Company, and meets the independence standards established by the Company in accordance with New York Stock Exchange (“NYSE”) and SEC rules and regulations. Each of the Directors serving on the Company’s standing committees meets the foregoing standards of independence. In addition, Audit Committee members meet additional independence requirements as discussed elsewhere in this Proxy Statement.

Director Independence

     A. Purpose

     The Company believes that a combination of Directors who are executives of the Company, as well as Directors who are independent, provide an effective Board to ensure the Board is well informed, understanding of business results, transactions, and strategic plans and goals. Consistent with the Sarbanes-Oxley Act of 2002, NYSE rules, and the standards established by the Nominating/Corporate Governance Committee, the majority of the Board is comprised of independent Directors.

     B. Determination and Disclosure

     Directors must keep themselves free of conflicts of interest and avoid situations that give the appearance of conflicts. For the purposes of evaluating the independence of a Director, the Board considers the circumstances of each person. A Director may be determined to be independent only if the Director has no material relationship with the Company, either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with the Company, and meets the further independence standards set forth below.

     The Board, through its Nominating/Corporate Governance Committee, will review all commercial and charitable relationships of Directors and make independence determinations on an annual basis, at the time the Board approves Director nominees for inclusion in the Proxy Statement, or at the time a Director joins the Board between annual meetings. The Board must make an affirmative determination as to the independence of each Director.

     C. Standards for Independence

     In connection with the Board's assessment of its independent Directors, the following categorical standards and criteria have been established for evaluating such determination:

     1. A Director will not be considered independent if, within the preceding three years:

a.	The Director, or any of his/her immediate family members, were employed by or held a position as an executive officer with the Company or any of its subsidiaries;

b.

The Director, or any of his/her immediate family members received more than $100,000 per year in direct compensation or any consulting, advisory, or other compensation from the Company, other than Director or Committee fees and pension or other deferred compensation for prior service, provided that such compensation is not contingent in any way on continued service;

c.	The Director, or any of his/her immediate family members, were affiliated with or employed by the Company's present or former internal or external auditor;

d.

The Director or any of his/her family members, were employed (in the case of an immediate family member as an executive officer) by another company at a time when a Company executive officer served on that company's compensation committee;

     2. The relationship between the Company and an entity will be considered in determining a Director's independence where the Director serves as an officer of the entity or, in the case of a for-profit entity, where the Director is a general partner or owns more than five (5) percent of the entity.

     3. Generally, where a Director is an officer of a for-profit entity that is a client of the Company, whether as borrower, trading counterparty or otherwise, the financial relationship between the Company and the entity will not be deemed material to a Director's independence if:

a.	the relationship was entered into on terms substantially similar to those that would be offered to comparable counterparties in similar circumstances; and

b.

the termination of the relationship in the normal course of business would not reasonably be expected to have a material and adverse effect on the financial condition, results of operation or business of the borrower or other counterparty.

               However, the Board shall consider all relevant facts and circumstances when evaluating the materiality of such relationships.

     4. Ownership of twenty percent (20%) or more of any equity security of the Company with voting rights will not automatically preclude a determination of independence. Rather, such percentage of ownership will require consideration and determination by the Board and the Nominating/Corporate Governance Committee in evaluating independence.

     5. A Director who is an executive officer or employee, or whose immediate family member is an executive officer or a partner, of a company (A) that accounts for a least 2% or $1 million, whichever is greater, of the Company’s consolidated gross revenues, or (B) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues, will not be deemed independent until three years after falling below such threshold.

     6. A Director will not be considered independent if the Director or his/her immediate family member is an executive officer, employee, Director, or trustee of a not-for-profit organization to which the Company, its affiliates or U.S.B. Foundation, Inc. makes payments in any year in excess of two percent (2%) of either the Company’s or the organization’s consolidated gross annual revenues, or $1 million dollars, whichever is greater. The Nominating/Corporate Governance Committee will also administer standards concerning any charitable contribution to organizations otherwise associated with a Director or his/her family member. The Company shall be guided by the interest of the Company and its stockholders in determining whether and the extent to which it makes charitable contributions.

     7. The Company provides personal banking and other financial services to individuals in the ordinary course of business. The Sarbanes-Oxley Act of 2002 prohibits loans to Directors, as well as executive officers, except loans in the ordinary course of business and loans by an insured depository institution subject to Regulation O of the Board of Governors of the Federal Reserve System. Any loans to Directors will be made pursuant to the Sarbanes-Oxley Act of 2002 and related regulations. Generally, all such relationships in accordance with the foregoing provisions will not be deemed material for Director independence determinations unless a Director has an extension of credit that is on a non-accrual basis. However, the Board shall consider all relevant facts and circumstances when evaluating the materiality of such relationships.

     The foregoing standards comply with and supplement the NYSE independence standards.

     D.Current Directors

     Based on the criteria set forth herein, the Nominating/Corporate Governance Committee and the Board affirmatively determined at its meeting on February 16, 2005 and February 25, 2005, respectively, that each non-employee Director of the Company meets the above criteria for independence. In addition, all Directors that serve on the Compensation, Stock Option, and Nominating/Corporate Governance Committees are independent based on an evaluation using the above standards. At its meeting held on April 13, 2005, the Nominating/Corporate Governance Committee reaffirmed the independence, under the criteria stated above, of the non-employee Directors upon the nomination of Directors for election at the Meeting, and the Board reaffirmed such independence at its meeting held on April 27, 2005. In addition, the Audit Committee members each meet the foregoing criteria for independence, as well as the independence standards established by the SEC and NYSE specific to the Audit Committee. (See “Audit Committee Independence” below).

Audit Committee Independence

     The Audit Committee is composed of three Directors for which the Board of Directors of the Company has affirmatively determined their independence based on NYSE requirements, as well as SEC rules, including Rule 10A-3, and as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended. No Audit Committee member receives directly or indirectly any fees whatsoever from the Company, other than Board fees, and no Audit Committee member is considered an affiliate of the Company for determination of independence purposes. No Audit Committee member serves on the Audit Committee of any other public company, except for Mr. Lutz who serves on the Hemagen Diagnostics, Inc. Audit Committee. Such service by Mr. Lutz has been approved by the Board of Directors.

Audit Committee Financial Expert

     The Company has designated Mr. Edward T. Lutz as an Audit Committee Financial Expert. As discussed above, Mr. Lutz is independent for purposes of Audit Committee service. The Board of Directors has carefully evaluated Mr. Lutz’s experience as both a bank regulator and investment banker, and has affirmatively determined that he has the qualifications and highest standards of personal and professional integrity to be designated as an Audit Committee Financial Expert under the rules and regulations as established by the SEC.

Audit Committee Report

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the “Committee”), which consists entirely of Directors who meet the independence and experience requirements of the NYSE and SEC, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between Deloitte & Touche LLP and the Company that might bear on such firm’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with Deloitte & Touche LLP any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to Deloitte & Touche LLP’s independence. The Committee also discussed with management, the internal auditors and Deloitte & Touche LLP the quality and adequacy of the Company’s internal control and the internal audit function’s organization, responsibilities, budget, and staffing. The Committee reviewed with Deloitte & Touche LLP and the internal auditors their audit plan and scope.

     The Committee discussed and reviewed with Deloitte & Touche LLP all communications required by the NYSE and auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and as prescribed by the Public Company Accounting Oversight Board and, with and without management present, discussed and reviewed Deloitte & Touche LLP’s audit of the consolidated financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2004, with management and Deloitte & Touche LLP. Management has the responsibility for the preparation of the Company’s financial statements and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, has the responsibility for the audit of those statements.

     Based on the above-mentioned review, and discussions with management and Deloitte & Touche LLP, the Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC. The Committee also recommended the reappointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and the Board of Directors concurred with such recommendation.

AUDIT COMMITTEE

Edward T. Lutz, Chairman Howard V. Ruderman Kenneth J. Torsoe

Director Nomination and Election Process

     The following describes the Company’s Director nomination and election process.

     Size

     The Board of Directors of the Company (the “Board”) is currently composed of eight Directors and will be composed of seven Directors after the Meeting. The Company’s preference is to maintain a smaller Board for the sake of efficiency. Three Directors (two after the Meeting) are currently from Executive Management and thus, are deemed not to be independent. The remaining five Directors are not employees of the Company. Each non-employee Director, after thorough inquiry and examination, has satisfied the independence requirements as set forth in the Company’s Corporate Governance Principles and Practices.

     Term

     Each Director is elected for a three year term. Each term is staggered so that not more than three Directors' terms expire in any one year. Upon the pending expiration of a Director’s term, the Director completing his or her term must notify the Nominating/Corporate Governance Committee if he or she will stand for re-election and/or has the ability to continue service.

     Nominating Meeting

     Each year before the Annual Meeting of Stockholders (generally held in May), and prior to the submission of the Company’s annual Proxy Statement (generally issued in April), the Nominating/Corporate Governance Committee will meet to consider nominations of candidates to fill any vacancies on the Board. The Board, in conjunction with the Nominating/Corporate Governance Committee, will first evaluate whether it is appropriate to nominate a Director completing his or her term for re-election. The Board and the Nominating/Corporate Governance Committee will then consider the nomination of candidates to fill any vacancies on the Board.

     Criteria

     The following criteria are used by the Board and Nominating/Corporate Governance Committee in evaluating the qualifications of individuals proposed and nominated for election and/or re-election to the Board:

  Level of stock ownership in the Company.
  Knowledge of Company operations and banking industry in general.
  Knowledge of lending, particularly commercial lending.
  Experience in retail and commercial banking.
  Level of knowledge of financial matters.
  Present or past business relationship(s) with the Company and/or its affiliates.
  Present or past business relationship(s) between the individual’s immediate family member(s) and the Company and/or affiliates.
  Level of involvement in communities in which the Company has business operations.
  Integrity of the candidate.
  Any other qualifications the Board deems to be significant, including, but not limited to diversification.

     There are no specific, minimum qualifications or specific qualities or skills that the Board or the Nominating/Corporate Governance Committee requires to be possessed by any Director nominee. In identifying and evaluating Director nominees, the Nominating/Corporate Governance Committee considers the totality of the circumstances, and in particular, the criteria set forth above.

     Search Firms/Third Party Assistance

     Generally, it is the Company’s policy not to engage third parties in identifying potential Directors. Therefore, the Company does not incur costs associated with such third-party search firms or organizations.

     Stockholder Nominations

     The Nominating/Corporate Governance Committee will consider Director nominations from stockholders. Such nominations shall generally come from stockholders with a significant ownership interest in the Company. Nominations by stockholders will be considered if the stockholder or group of stockholders, individually or in the aggregate, beneficially own more than five percent (5%) of the Company’s voting common stock for at least one (1) year as of the date of the recommendation.

     The identification of the candidate and the stockholder, or the stockholder group, recommending the candidate, as well as the Nominating/Corporate Governance Committee’s decision to nominate the stockholder’s candidate, will be disclosed in the Company’s annual Proxy Statement.

     Stockholder nominations for Director must be received no later than the one hundred and twentieth (120th) calendar day before the anniversary of the date that the Company’s annual Proxy Statement was released to the stockholders in connection with the previous year’s Annual Meeting. Nominations should be sent to an Independent Director of the Company, Michael H. Fury – see Stockholder Communication Process on page 32 of this Proxy Statement. No recommendations for nominations of Directors have been received from any stockholder for the election of Directors at the Meeting.

Attendance at Last Year’s Annual Meeting of Stockholders

     Directors are encouraged, but not required, to attend the Annual Meeting of the Company’s Stockholders. Seven of the Company’s eight Directors attended last year’s Annual Meeting of Stockholders.

OWNERSHIP OF SHARES BY MANAGEMENT

     The following table sets forth certain information as of March 31, 2005 regarding the amount of Common Stock beneficially owned by the Company’s Directors and Director nominees, the executive officers listed below under Executive Compensation, and all Directors and executive officers as a group:

Beneficial Owner	Number of Shares and Nature of Beneficial Ownership*	Percent of Class

Raymond J. Crotty (a)	715,728	3.42
Michael H. Fury (b)	564,295	2.72
Thomas E. Hales (c)	4,056,162	18.63
Edward T. Lutz (d)	17,503	**
Kevin J. Plunkett (e)	77,012	**
Howard V. Ruderman (f)	1,197,463	5.80
Kenneth J. Torsoe (g) (h)	2,120,382	10.30
Steven T. Sabatini (i)	416,303	2.01
All Directors and executive officers as a group (8 individuals)	9,164,848	39.74

*

The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for the spouse and dependent children of the named individual, and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated in the footnotes to this table, the named beneficial owner was the sole and owner exclusive of all listed shares as of the specified date. The table does not include that portion of the 1,650,837 shares of Common Stock owned by the Company’s Employee Stock Ownership Plan (With 401(k) Provisions) (“KSOP”) as of March 31, 2005, of which Mr. Plunkett and Mr. Sabatini are trustees, except for the 105,474, 299,227, and 25,803 shares held by the KSOP for the benefit of Mr. Crotty, Mr. Hales, and Mr. Sabatini, respectively.

**	Less than 1.00% beneficial ownership in the Company.

(a)

Includes 172,563 shares owned by Mr. Crotty jointly with his wife, 437,691 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005, and 105,474 shares allocated to Mr. Crotty under the KSOP.

(b)

Includes 143,549 shares owned by Mr. Fury as a joint tenant with his wife (deceased), 8,139 shares which he holds as trustee for his children, and 237,290 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(c)

Includes 625,194 shares owned by Mr. Hales jointly with his wife, 190,201 shares owned by his wife, 173,113 shares held by the Hales Family Foundation, Inc., 181,637 shares held by the Hales Family LLC, and 1,292,290 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005, and 299,227 shares allocated to Mr. Hales under the KSOP.

(d)

Includes 4,521 shares owned by Mr. Lutz jointly with his wife, 247 shares owned by his wife, and 12,735 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(e)

Includes 9,411 shares held by Mr. Plunkett’s wife, 155 shares held by Mr. Plunkett’s wife and mother jointly, and 62,370 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(f)	Includes 92,866 shares held by Mr. Ruderman’s wife, and 166,103 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(g)	Includes 94,916 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005.

(h)

If shares owned by Harald R. Torsoe were included, the total would be 3,520,490 shares (17.11%). Harald R. Torsoe is the brother of Kenneth J. Torsoe. However, Kenneth J. Torsoe disclaims beneficial ownership of the shares owned by his brother.

(i)	Includes 278,652 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2005, and 25,803 shares allocated to Mr. Sabatini under the KSOP.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth cash and certain other compensation paid to or earned by the Chief Executive Officer and the other executive officers of the Company for the years indicated. The Bank, which is the principal subsidiary of the Company, has paid or accrued all of the cash compensation shown, except for Company Board fees.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards	All Other Compensation

Name and Principal Position(s)	Year	Salary (1) ($)	Bonus (2) ($)	Other Annual Compensation (3) ($)	Securities Underlying Options (#)	(4) ($)

Thomas E. Hales	2004	$795,000	$1,683,900	–	139,892	$313,767
President, Chairman of the Board,	2003	$698,826	$1,757,280	–	139,578	$245,208
and Chief Executive Officer	2002	$665,000	$1,622,040	–	138,924	$226,444

Raymond J. Crotty	2004	$233,654	$280,650	–	56,293	$107,268
Senior Executive Vice President,	2003	$225,000	$292,880	–	100,487	$111,048
Chief Credit Officer, and Secretary	2002	$225,000	$355,824	–	71,513	$102,067
(Assistant Secretary 2003 and 2002)

Steven T. Sabatini	2004	$233,654	$280,650	–	117,182	$98,888
Senior Executive Vice President,	2003	$225,000	$292,880	–	102,405	$95,858
Chief Financial Officer, and	2002	$225,000	$270,340	–	85,938	$93,687
Assistant Secretary

(1)

Includes that portion of each named executive’s salary deferred pursuant to the KSOP, the Key Employee Supplemental Investment Plan (“KESIP”), and the Key Employees Supplemental Diversified Investment Plan (“KESDIP”) (but not amounts contributed for the named executives by the Company, which are included under “All Other Compensation”).

(2)	Reflects payments accrued for the indicated years under the Company’s Executive Incentive Bonus Plan and in accordance with each executive’s employment contract.

(3)

The Company provides certain non-cash perquisites to its Executive Officers; these include use of a Company owned automobile and the payment of expenses related to memberships in social clubs used for business purposes. Management has determined that the aggregate value of the perquisites for each Executive Officer under “Other Annual Compensation” did not exceed greater than the lesser of $50,000 or 10% of salary and bonus in each year.

(4)

Reflects annual contributions made for the account of each named executive to the KSOP ($11,927 in 2004 for each of Mr. Hales, Mr. Crotty, and Mr. Sabatini), the KESIP ($66,311 and $5,967 in 2004 for Mr. Hales and Mr. Crotty, respectively), and the KESDIP ($66,312, $11,933, and $17,900 in 2004 for Mr. Hales, Mr. Crotty, and Mr. Sabatini, respectively), Company paid life insurance ($94,817, $10,241, and $7,861 in 2004 for Mr. Hales, Mr. Crotty, and Mr. Sabatini, respectively) and supplemental medical insurance ($14,400, $7,200, and $7,200 in 2004 for Mr. Hales, Mr. Crotty, and Mr. Sabatini, respectively), and Director fees paid to the executives ($60,000 in 2004 for each of Mr. Hales and Mr. Crotty, and $54,000 in 2004 for Mr. Sabatini).

Option Grants in 2004

     The following table presents the options granted to each of the executive officers named in the Summary Compensation Table in 2004. The options referred to below were granted under the Company’s 2001 Employee Stock Option Plan.

Name	Number of securities underlying option granted (#)	Percent of total options granted to employees in fiscal year	Exercise price ($/Sh)	Expiration date	Potential realizable value at assumed annual rates of stock price appreciation for option term (1)
					5% ($)	10% ($)
Thomas E. Hales (2) (3)	4,302	0.99%	$25.56	3/15/09	$30,380	$67,131

Thomas E. Hales (4)	1,524	0.35%	$22.90	4/14/09	$9,642	$21,307

Thomas E. Hales (4)	134,066	30.78%	$20.82	4/14/14	$1,755,405	$4,448,540

Raymond J. Crotty (2) (5)	5,446	1.25%	$21.68	2/20/14	$74,253	$188,172

Raymond J. Crotty (4)	50,847	11.67%	$20.82	4/14/14	$665,770	$1,687,191

Steven T. Sabatini (4)	50,847	11.67%	$20.82	4/14/14	$665,770	$1,687,191

Steven T. Sabatini (2) (6)	66,335	15.23%	$19.66	5/10/14	$820,170	$2,078,473

(1)

The dollar gains under these columns result from calculations assuming 5% and 10% annual growth rates as set by the SEC and are not intended to forecast future price appreciation of the Common Stock over the option term, which is ten years (five years in the case of Mr. Hales’ incentive stock options). The gains reflect a future value based upon annual growth at these prescribed rates.

(2)

These options were issued under a reload provision in each Executive’s employment agreement. Mr. Hales’s and Mr. Crotty’s employment agreement, and Mr. Sabatini’s employment agreement that was in effect until April 18, 2005, contain a stock option reload feature. The reload feature entitles the Executive to receive options to purchase Common Stock for the number of shares tendered on exercise of stock options awarded under the Company’s Employee Stock Option Plan.

(3)	These options were granted on March 15, 2004 and vest 50% after a term of three months and 100% after a term of six months.

(4)	These options were granted on April 14, 2004 and vest 50% after a term of three months and 100% after a term of six months.

(5)	These options were granted on February 20, 2004 and vest 50% after a term of three months and 100% after a term of six months.

(6)	These options were granted on May 10, 2004 and vest 50% after a term of three months and 100% after a term of six months.

Aggregate Option Exercises in 2004 and December 31, 2004 Fiscal Year End Option Values

     The following table presents the number and value of options exercised during 2004 and unexercised options held at December 31, 2004 by each of the executive officers named in the Summary Compensation Table.

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying options at year-end (#)		Value of unexercised in-the-money options at year-end ($)*
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas E. Hales	8,534	$98,349	1,300,977	–	$14,908,276	–
Raymond J. Crotty	29,471	$442,071	509,610	–	$6,229,507	–
Steven T. Sabatini	100,322	$668,074	354,051	–	$2,774,135	–

*	Difference between the market value per share of the Common Stock at December 31, 2004 ($24.90) and the option exercise price, multiplied by the number of shares covered by the options.

Equity Compensation Plan Information

     The following table provides information as of December 31, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans
approved by security holders:
Director plans	600,205	$13.17	83,478
Employee plans	2,822,694	$13.82	349,592

Equity compensation plans
not approved by security holders	0	0	0

Total	3,422,899	$13.71	433,070

Employment Agreements

     The Company and the Bank are committed under (a) an employment agreement with Mr. Hales, the Chairman, President, and Chief Executive Officer; (b) an employment agreement with Mr. Crotty, Senior Executive Vice President and Chief Credit Officer; and (c) a letter agreement with Mr. Sabatini, Senior Executive Vice President and Chief Financial Officer, requiring: (i) annual salaries of $780,000 (subject to minimum annual increases of $30,000), $225,000, and $225,000, respectively; (ii) minimum annual bonus payments equal to six, one and one percent of net income of the Company under the Executive Incentive Bonus Plan, respectively; (iii) annual stock option grants of 135,590 shares and 50,847 shares for Mr. Hales and Mr. Crotty, respectively, which contain certain reload features; (iv) maintenance of certain disability and life insurance policies; (v) the executives’ participation in generally applicable terms and conditions in all compensation and employee benefit plans covering employees of the Company or the Bank; and (vi) customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. Mr. Hales’ employment agreement is for a five-year term, expiring November 16, 2008, and the agreement for Mr. Crotty is for a three-year term, expiring July 28, 2007. Mr. Sabatini has announced his intention to retire from the Company and the Bank effective January 6, 2006, and upon his retirement, the Company and the Bank will have no further obligations under his letter agreement, except for certain insurance and indemnification provisions that survive the agreement.

     Mr. Hales and Mr. Crotty are entitled to certain severance payments and benefits in the event of discharge without cause or death during the term or voluntary resignation during the term within 90 days following: loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities which is not cured within 30 days following notice; or material breach of contract (including reduction in base salary and any change in the terms and conditions of compensation or benefits that has a material adverse effect on the aggregate value of the executive’s compensation package) which is not cured within 30 days following notice. Such payments include: (i) continued insurance benefits for the remaining employment term; (ii) a lump sum payment (or, at the election of the executive, monthly payments over a period of three to five years) equal to the estimated present value of the executive’s salary (a) for Mr. Hales, for the remaining employment term and (b) for Mr. Crotty, for one year, in each case at the highest annual salary paid prior to the date of termination; (iii) a lump sum payment (or, at the election of the executive, monthly payments over a period of three to five years) equal to the estimated present value of all payments that would have been made to the executive under all cash bonus and short and long-term incentive compensation plans for the remaining employment term; (iv) a lump sum supplemental pension payment (or, at the election of the executive, monthly payments over a period of three to five years) equal to the present value of employer contributions that would have been made to all defined contribution plans during the remaining employment term; (v) at the election of the Company or the Bank, a lump sum payment in an amount equal to the spread of any options or stock appreciation rights held by the executive or the value of any restricted stock held by the executive in exchange for such options or restricted stock; and (vi) title to the car provided to the executive by the Company.

     In the event a change of control, Mr. Hales and Mr. Crotty are also entitled to the severance benefits set forth above upon a termination of employment under any of the circumstances set forth above or certain other circumstances, including voluntary resignation. Such severance benefits will be calculated as if each of the executives has three years remaining in the employment term and Mr. Crotty will be entitled to his salary severance payment based on a multiple of three (rather than one).

     If the Company or the Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements with Mr. Hales and Mr. Crotty, the Company or the Bank would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive would retain approximately the same net after-tax amounts under the employment agreement that he would have retained if there was no 20% excise tax. The effect of this provision is that the Company and/or the Bank, rather than the executive, bears the financial cost of the excise tax. Neither the Company nor the Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2004, Messrs. Ruderman (Chairman), Lutz, and Torsoe, served on the Compensation Committee. There were no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with which such persons are affiliated.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Company’s Compensation Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE COMPANY’S COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

     The proxy statement rules of the SEC require a report from the Compensation Committee of the Board of Directors, which discusses the compensation policies for executive officers and the Committee’s rationale for compensation paid to the Chief Executive Officer. All of the compensation (other than stock options and Company Board fees) paid to the Company’s executive officers is paid to them by the Bank. Decisions concerning the Chief Executive Officer’s compensation and guidelines for the compensation of the other executive officers are made by the Compensation Committees of the Company’s and the Bank’s Board of Directors and/or the full Boards. The following report is submitted by the Company’s Compensation Committee. All references to the Company’s executive officers include the Chief Executive Officer.

Compensation Policies for Executive Officers

     The Compensation Committee’s executive compensation policy is designed to provide competitive levels of compensation that align compensation with the Company’s annual and long-term performance goals, reward good performance at the Company and Bank levels, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. A significant portion of an executive officer’s compensation is performance-related, and, therefore, actual compensation levels vary from year to year and in any particular year may be above or below those of the Company’s competitors.

     The Compensation Committee also believes that stock ownership by management is beneficial in aligning the interests of management and the Company’s stockholders. Accordingly, the Compensation Committee has also relied upon stock-based compensation arrangements in compensating executive officers.

Relationship of Company’s Performance to Compensation

     Compensation paid to the executive officers for 2004 consisted primarily of salary, annual bonus under the Company’s Executive Incentive Bonus Plan, and awards of stock options under the Company’s Employee Stock Option Plans as specified in each executive’s employment agreement. While each executive officer’s employment agreement is determined on the basis of the individual’s responsibilities and a comparison with salaries paid by competitors of the Company, the primary components of executive compensation are directly related to Company and Bank performance.

Annual Bonus Arrangements

     Corporate performance determines the aggregate amount of annual bonuses, if any, awarded to the executive officers under the Executive Incentive Bonus Plan. In determining the aggregate percent of consolidated net income after taxes that is awarded as bonuses in accordance with each executive’s employment agreement (as negotiated upon execution or renewal) and paid under the Executive Incentive Bonus Plan, the Compensation Committee considers the financial performance of the Company in comparison to the Company’s business plan with particular emphasis on net income, return on average common equity, return on average assets and expense to revenue ratios over a representative period of time. The Compensation Committee also considers certain measures of asset quality, including net charge-offs and the level of nonperforming loans, and other specific items such as capital ratios that the Board may have identified as being priorities.

     Certain subjective factors, such as the achievement of qualitative goals relating to customers and employees, and the historic level of bonus payments at competing organizations in light of their relative performance, are also considered.

     In addition, the executive’s length of service, contribution to the growth and profitability of the Company, and increase in market capitalization and stock performance over a representative period of time are considered. In particular, the Committee considered the increase in the market capitalization of the Company during the executive’s period of service, in the case of Mr. Hales and Mr. Crotty, from approximately $20 million in 1983, and in the case of

     Mr. Sabatini from approximately $60 million in 1994, to the current market capitalization of the Company of approximately $455 million as of March 31, 2005.

     After the Compensation Committee’s evaluation of overall corporate performance, the individual performance of each of the executive officers is evaluated in light of the factors described above that are relevant to the officer’s responsibilities, in determining the executive’s overall compensation. Also considered is the proximity of the Company to New York City, for which the demand and compensation for executives is significant.

     In evaluating each executive’s compensation for 2004, the Committee took into account financial performance. For the year ended December 31, 2004, net income was $28.1 million compared to $29.3 million for the year ended December 31, 2003, a decrease of 4.2 percent. Diluted earnings per common share was $1.31 for the year ended December 31, 2004, compared to $1.39 in the prior year period, a decrease of 5.8 percent. The Company’s net income for the year ended December 31, 2004 resulted in a 16.13 percent return on average common stockholders’ equity and 0.96 percent return on average total assets, as compared to 18.05 percent and 1.10 percent, respectively, for the prior year period.

     Net income decreased, as compared to the prior year period, primarily due to a significant decrease in security gains. The Company’s core revenue, net interest income, however, increased by $11.1 million, or 14.4 percent over the prior year period. This increase in net interest income reflects a higher level of average earning assets, as well as effective management of the net interest margin. As a result of the increase in net interest income, the decrease in net income for the year ended December 31, 2004, compared to the prior year, was only $1.2 million, despite the decrease in security gains from sales of available for sale securities from $8.4 million in the 2003 period to $1.2 million in 2004. The security gains for the year ended December 31, 2003 resulted in an increase in net income, after the effect of income taxes and incentive compensation, of approximately $4.6 million compared to $0.7 million for the 2004 period. The decrease in net income for the year ended December 31, 2004 was also due to increases in the provision for credit losses and operating expenses. Net income was favorably affected by an increase in non-interest income, and a decrease in the effective rate for the provision for income taxes, as compared to the prior year period.

Long-Term Incentive Plan Arrangements

     The long-term incentive component of executive officers’ compensation for 2004 consists of awards of stock options under the Company’s Employee Stock Option Plans (the “Plans”). The Plans are designed to link rewards for executive officers and other key personnel to increases in stockholder value, foster share ownership by the Company’s executives, and enable the Company to retain and attract key employees with superior management skills. Awards under the Plans and in accordance with each executive’s employment agreement, as applicable, consider performance in the current year and over a representative period of time as measured by the factors described above under the caption “Annual Bonus Arrangements,” and the Company’s progress toward meeting longer-term objectives, emphasizing profitability and capital strength. The options granted to Mr. Hales, Mr. Crotty, and Mr. Sabatini in 2004, shown under the caption “Long-Term Compensation” in the Summary Compensation Table, reflect their high level of individual performance and the Committee’s view of the importance of their role in determining the future success of the Company. The actual size of any stock option gains Mr. Hales, Mr. Crotty, and Mr. Sabatini, and other executives will realize depends solely on the future performance of the Common Stock.

Peer Group Evaluation

     The Company retained the firm of SNL Financial, L.C. that has specialists in executive compensation to prepare a report of the Company's executive compensation as compared to a peer group for the year 2003, and the Company’s performance as compared to a peer group for the years ended December 31, 2004 and 2003, the latest periods all such data was publicly available. The Committee considered the information included in this report in determining the reasonableness of executive compensation for its three executives.

******

     Based on the evaluation of executive compensation as described above, it is the conclusion of the Committee that executive compensation is reasonable based on the performance of the Company.

     The Committee also believes that the programs described above provide compensation that is competitive with the levels paid by other major corporations, effectively link executive and stockholder interests through performance and equity based plans, and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged.

COMPENSATION COMMITTEE

Howard V. Ruderman, Chairman Edward T. Lutz Kenneth J. Torsoe

PERFORMANCE GRAPH

     The following graph provides a comparison of the annual percentage changes in the cumulative total stockholder return on the Common Stock with that of a Peer Group and the Russell 2000 Market Value Index (“Russell 2000 Index”) for the five-year period ended December 31, 2004. The comparison assumes that $100 was invested on December 31, 1999 in the Common Stock and in each of the foregoing indices and assumes the reinvestment of all dividends.

Comparison of Five-Year Cumulative Total Return
Among the Company, a Peer Group, and Russell 2000 Index

	Period Ending

Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

U.S.B. Holding Co., Inc.	$100.00	$84.79	$116.54	$137.49	$161.69	$222.34
Russell 2000	100.00	96.98	99.39	79.03	116.38	137.71
U.S.B. Peer Group*	100.00	94.43	121.20	148.09	196.33	237.68

*

U.S.B. Holding Peer Group - $2.0 billion - $5.0 billion Bank Index. This U.S.B. Holding Peer Group is a market-capitalization-weighted stock index combining price information from 11 banking institutions in New York, New Jersey, and Pennsylvania with an asset size of at least $2.0 billion to $5.0 billion as of December 31, 2004, excluding the Company. The banking institutions included are: Community Bank System, Inc., National Penn Bancshares, Inc., NBT Bancorp Inc., Signature Bank, Sun Bancorp, Inc., Harleysville National Corporation, S&T Bancorp, Inc., Yardville National Bancorp, Sterling Financial Corporation, Financial Institutions, Inc., and Lakeland Bancorp, Incorporated.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

     During 2004, some of the Directors and executive officers of the Company (and members of their immediate families and corporations, organizations, trusts and estates with which these individuals are associated) were indebted to the Bank in amounts of $60,000 or more. However, all such loans, which did not exceed a total of $1,021,000 (or approximately 0.55% of stockholders’ equity at February 28, 2005) at any one time during 2004, were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons, and no such loan is classified at present as a non-accrual, past due, restructured or potential problem loan.

     Outside of normal customer relationships, none of the Directors, executive officers or 5% stockholders of the Company (or members of their immediate families) presently maintains, directly or indirectly, any significant business or personal relationship with the Company or the Bank, other than such as might arise by virtue of his position with, or ownership interest in, the Company, except as follows. Kevin J. Plunkett is a partner in the law firm of Thacher Proffitt & Wood LLP, which was employed by the Company and the Bank during 2004 and received approximately $324,000 for services rendered and related out-of-pocket disbursements. This law firm also represented the Bank for loan closings for which additional fees of approximately $301,000 were paid by customers of the Bank during 2004. Mr. Plunkett does not have a direct business relationship with the Company or the Bank. Mr. Michael H. Fury is a partner in the law firm of Fury, Kennedy & Griffin, which firm represented the Bank for loan closings for which fees of approximately $16,600 were paid by customers of the Bank during 2004.

     Charitable Contributions

     The Company reviews annually contributions made to any not-for-profit or other charitable organizations on which the Company’s Directors serve as an officer or director or in any other executive capacity. Based on such review, the Company has not made any contributions to any not-for-profit or other charitable organizations for which any Director has any involvement as previously described for which such contribution exceeds more than two percent of such organization’s gross consolidated annual revenues or two percent of the Company’s gross consolidated annual revenues.

     Corporate Governance Principles and Practices

     As previously noted, the Company has established Corporate Governance Principles and Practices to guide the Company and its Board with respect to overall corporate governance matters. The Corporate Governance Principles and Practices, as well as charters for each of its Board Committees: Audit Committee, Stock Option Committee, Compensation Committee, and Nominating/Corporate Governance Committee, are available on the Company’s website at www.unionstate.com. A copy of such documents will be provided to any stockholder upon request.

     Code of Business Conduct and Ethics

     The Company has a Code of Business Conduct and Ethics applicable to all employees. In addition, the Company has established a Code of Ethics specific to Financial Officers of the Company and the Chief Executive Officer. Each of these Codes of Ethics is available on the Company's website at www.unionstate.com, and copies will be provided to any stockholder upon request.

     Chief Executive Officer's Certification to the New York Stock Exchange

     In 2004, the Company submitted a Section 12(a) CEO Certification to the NYSE. In addition, the Company filed as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC, a Certification of the Chief Executive Officer and a Certification of the Chief Financial Officer pursuant to 18 U.S.C. SECTION 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. The Chief Executive Officer will provide a certification to the NYSE that he is not aware of any violation by the Company of NYSE Corporate Governance Listing Standards within 30 days after the date of the Meeting.

ITEM 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On recommendation of the Audit and Examining Committees of the Company and the Bank, respectively, the Board has appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Company and the Bank for the year ending December 31, 2005. The relationship with Deloitte & Touche LLP as the independent registered public accounting firm of the Company began in 1980. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and will be available to respond to appropriate questions. The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2005 at the Meeting.

Principal Accounting Firm: Fees and Policy

     Set forth below is a summary of the fees paid by the Company for the years ended December 31, 2004 and December 31, 2003 to the Company’s principal accounting firm, Deloitte & Touche LLP:

Fees	December 31, 2004	December 31, 2003
Audit Fees	$424,500	$309,720
Audit-Related Fees	$27,400	$–
Tax Fees (a) (c)	$36,400	$41,235
All Other Fees (b) (c)	$44,220	$10,292

(a)	Services under the caption Tax Fees consisted principally of corporate compliance and consulting tax services.

(b)	Services under the caption All Other Fees consisted principally of various due diligence and compliance-related services.

(c)	Non audit services approved by the Audit Committee approximated 15.1 percent and 14.3 percent of all fees paid to the Company’s principal accounting firm in 2004 and 2003, respectively.

     Deloitte & Touche LLP did not render any services related to financial information systems design and implementation during fiscal years 2004 and 2003.

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm appointed to conduct the Company’s audit. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

     Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

     1. Audit services include work performed in the audit of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, attest services, and consultation regarding financial accounting and/or reporting standards.

     2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

     3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

     4. Other Fees are those associated with services not captured in the other categories.

     Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval as outlined above, it will require specific pre-approval by the Audit Committee.

ITEM 3: 2005 EMPLOYEE STOCK OPTION PLAN

     The Company is presenting for stockholder approval the U.S.B. Holding Co., Inc. 2005 Employee Stock Option Plan, or the 2005 Employee Option Plan. The Company expects to grant stock options under this plan each year to selected employees and to such other individuals as determined by the plan’s Stock Option Committee and as specified in each executive’s employment agreement approved by the Company’s Compensation Committee. The value of these grants will depend on future increases in the trading price of the Common Stock. The grants will link the compensation paid to employees to the value delivered to stockholders through stock price appreciation.

Why We Are Asking For Stockholder Approval

     The Company is asking the stockholders to approve the 2005 Employee Option Plan, which will permit the Company to grant stock options to purchase 1,800,000 shares of its Common Stock.

     Applicable law does not require that the Company obtain stockholder approval before granting stock options to its employees. However, it has been the practice of the Company to submit plans relating to grants of stock options to its employees to its stockholders for approval.

     If the Company grants stock options under this plan without stockholder approval, it could jeopardize the Company’s eligibility to list its Common Stock for trading on the NYSE. Under the Internal Revenue Code, the Company cannot deduct fiscal year taxable compensation in excess of $1,000,000 that it pays to its Chief Executive Officer or any of its other executive officers named in the Summary Compensation Table unless such compensation meets the law’s definition of “qualified performance-based compensation.” Stock options that the Company grants must be approved by stockholders to be considered “qualified performance-based compensation.”

     The Company is seeking approval to grant additional stock options because it believes it to be a good corporate governance practice to do so, to preserve its stockholders’ access to the NYSE for purchases and sales of the Common Stock and to maximize the federal tax deductions available for stock options that it grants.

     Stockholder approval of the 2005 Employee Option Plan will not affect stock options currently outstanding. Upon approval of the 2005 Employee Stock Option Plan by the stockholders, no further options will be granted under the 2001 Employee Stock Option Plan.

Material Provisions of the Plan

     Appendix A to this Proxy Statement contains the full text of the 2005 Employee Option Plan. Appendix A is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

     Nature of the Plan. Under the 2005 Employee Option Plan, the Company may grant stock options to purchase shares of Common Stock to its employees, the employees of its subsidiaries and such other individuals as determined by the Stock Option Committee. A stock option is a right to purchase a share of Common Stock during a specified period of time for a specified purchase price.

     Maximum Shares Available. If the stockholders approve the proposed plan, the Company will have authority under the plan to grant stock options to purchase 1,800,000 shares of Common Stock. The fair market value of such shares is $37,350,000, based on the closing price of the Common Stock of $20.75 as quoted on the NYSE as of the Record Date. This is the amount option holders would pay to the Company to exercise such stock options if they were all granted on the Record Date at an exercise price equal to the fair market value of the shares on such date.

     Administration of the Plan. A committee of outside Directors administers the 2005 Employee Option Plan. Its members are the members of the Stock Option Committee of the Board who are “non-employee” or “outside” Directors under the federal tax and securities laws. In general, non-employee or outside Directors are Directors who (1) are not, and have never been, officers or employees of the Company or the Bank; (2) do not receive material compensation from the Company or the Bank except for their service as a Director, other than an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K promulgated by the SEC; and (3) do not possess an interest in any transaction, and are not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K promulgated by the SEC. The Stock Option Committee must have at least two members and has broad discretionary powers.

     Eligibility. Eligibility is open to all employees of the Company and its subsidiaries and such other individuals as determined by the Stock Option Committee. The Company and its subsidiaries had a total of 365 full time employees as of the Record Date and no other individuals were eligible to participate in the plan. The Stock Option Committee selects the individuals who, in its judgment, are responsible for or contribute to the growth or profitability of the Company, its subsidiaries and/or affiliates to receive stock option grants. In practice, the Stock Option Committee in the past has granted stock options under previous plans to only a group of officers of the Company and the Bank who the Stock Option Committee believes are most able to impact the performance of the Company and the Bank. In 2004, this group included 65 people.

     Terms and Conditions of Stock Option Grants. The Stock Option Committee sets the terms and conditions of the stock options that it grants and may accelerate the vesting of any option. In setting terms and conditions, it must observe the following restrictions:

  It may not grant a stock option with a purchase price that is less than the fair market value of a share of the Common Stock on the date it grants the stock option.

  It may not grant a stock option with a term that is longer than 10 years.

  It may not grant stock options that would commit the Company to issue more than the maximum number of shares authorized for issuance under the plan.

     The Stock Option Committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment.

     Termination of Employment. Stock options granted under the 2005 Employee Option Plan generally cannot be exercised (i) following termination of employment for cause or due to voluntary resignation, (ii) more than one year following termination of employment due to disability or death or (iii) more than three months following termination of employment without cause or due to retirement, in each case, unless the Stock Option Committee or the terms of a written employment contract provide otherwise.

     Maximum Option Grants to An Individual. The Stock Option Committee has complete flexibility and authority in setting the size of stock option grants to a single individual provided that no individual may be granted stock options covering more than 400,000 shares of Common Stock in any calendar year.

     Change of Control Provisions. Unless otherwise determined by the Stock Option Committee:

  All outstanding stock options become exercisable upon the occurrence of a change in control of the Company.

  All outstanding stock options terminate immediately prior to a dissolution or liquidation of the Company.

  All outstanding stock options will be assumed or substituted with equivalent options or rights in the event of a merger of the Company or the sale of substantially all of the assets of the Company. Alternatively, all outstanding options will become vested and exercisable for a period of 30 days under such circumstances.

     Anti-dilution Adjustments. In the event of a stock dividend or stock split, combination or reclassification of the Common Stock or other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, or other event which merits an adjustment in the judgment of the Stock Option Committee to prevent the enlargement or dilution of rights under the plan, the Board will make certain automatic adjustments under the plan subject to any required action by the stockholders. Specifically, it will adjust the number of shares authorized under the plan, any annual or individual limits imposed by the plan, the number of shares subject to outstanding stock options and the price of shares of Common Stock covered by outstanding stock options.

     Prohibition Against Option Repricing. The 2005 Employee Option Plan specifically provides that stock options granted under the plan cannot be repriced.

     Amendment and Termination. The 2005 Employee Option Plan, if approved by the stockholders, will be in effect for a ten-year period that begins on the date of adoption by the Board. The Board may amend or terminate the plan at any time and in any respect provided that no amendment or termination may adversely affect the rights of an optionee under any outstanding award without his consent. Any amendment that would (i) materially change the eligibility requirements, (ii) materially increase the number of stock options that may be granted in total or (iii) reduce the exercise price of outstanding options must first be approved by the Company’s stockholders.

     Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year after termination of employment due to death or disability), the exercise will not create federal income tax although such an exercise is a preference item for alternative minimum tax purposes. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. Incentive stock options that are exercised more than one year after termination of employment due to death or disability or more than three months after termination of employment for other reasons are treated as non-qualified stock options.

     Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder subsequently sells shares acquired by exercising a non-qualified stock option, he must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

     Federal Tax Consequences for the Company. When a non-qualified stock option is exercised, the Company may be allowed a federal income tax deduction for the same amount that the option holder includes in his ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

     Deduction Limits. Section 162(m) of the Internal Revenue Code limits the Company’s deductions for compensation in excess of $1,000,000 per year for its chief executive officer and the other executive officers named in the Summary Compensation Table. Compensation amounts resulting from so-called "qualified performance-based compensation" are not subject to this limit. The 2005 Employee Option Plan is designed so that stock options may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. The Company expects that the Stock Option Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the 2005 Employee Option Plan. State and local tax consequences may also be significant.

     New Plan Benefits. Grants under the 2005 Employee Option Plan are discretionary and the Stock Option Committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2005 Employee Option Plan to any individual or group of individuals in 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE U.S.B. HOLDING CO., INC. 2005 EMPLOYEE STOCK OPTION PLAN.

ITEM 4: 2005 DIRECTOR STOCK OPTION PLAN

     The Company is presenting for stockholder approval the U.S.B. Holding Co., Inc. 2005 Director Stock Option Plan, or the 2005 Director Option Plan. The Company expects to grant stock options under this plan each year to Directors who are not employees of the Company or any of its subsidiaries or affiliates. The value of these grants will depend on future increases in the trading price of the Common Stock. The grants will link the compensation paid to Directors to the value delivered to stockholders through stock price appreciation.

Why We Are Asking For Stockholder Approval

     The Company is asking the stockholders to approve the 2005 Director Option Plan, which will permit the Company to grant stock options to purchase 500,000 shares of its Common Stock.

     Applicable law does not require that the Company obtain stockholder approval before granting stock options to its Directors. However, it has been the practice of the Company to submit plans relating to grants of stock options to its stockholders for approval. If the Company grants stock options under this plan without stockholder approval, it could jeopardize the Company’s eligibility to list its Common Stock for trading on the NYSE.

     The Company is seeking approval to grant additional stock options because it believes it to be a good corporate governance practice to do so, and to preserve its stockholders’ access to the NYSE for purchases and sales of Common Stock.

     Stockholder approval of the 2005 Director Option Plan will not affect stock options currently outstanding. Upon approval of the 2005 Director Stock Option Plan by the stockholders, no further options will be granted under the 1998 Director Stock Option Plan.

Material Provisions of the Plan

     Appendix B to this proxy statement contains the full text of the 2005 Director Option Plan. Appendix B is incorporated by reference into the following plan summary, which is qualified in its entirety by this reference.

     Nature of the Plan. Under the 2005 Director Option Plan, the Company may grant stock options to purchase shares of Common Stock to its Directors who are not employees of the Company, it subsidiaries or affiliates. A stock option is a right to purchase a share of Common Stock during a specified period of time for a specified purchase price.

     Maximum Shares Available. If the stockholders approve the proposed plan, the Company will have authority under the plan to grant stock options to purchase 500,000 shares of Common Stock. The fair market value of such shares is $10,375,000, based on the closing price of Common Stock of $20.75 as quoted on the NYSE as of the Record Date. This is the amount option holders would pay to the Company to exercise such stock options if they were all granted on the Record Date at an exercise price equal to the fair market value of the shares on such date.

     Administration of the Plan. A committee of outside Directors administers the 2005 Director Option Plan. Its members are the members of the Stock Option Committee of the Board who are “non-employee” or “outside” Directors under the federal tax and securities laws. In general, non-employee or outside Directors are Directors who (1) are not, and have never been, officers or employees of the Company or the Bank; (2) do not receive material compensation from the Company or the Bank except for their service as a Director, other than an amount for which disclosure would not be required pursuant to Item 404(a) of Regulation S-K promulgated by the SEC; and (3) do not possess an interest in any transaction, and are not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K promulgated by the SEC. The Stock Option Committee must have at least two members and has broad discretionary powers.

     Eligibility. Eligibility is open to all members of the Board who are not employees of the Company, its subsidiaries or its affiliates, a total of five people as of the Record Date.

     Terms and Conditions of Stock Option Grants. The Stock Option Committee generally sets the terms and conditions of the stock options that it grants. Stock options granted under the 2005 Director Option Plan vest on the first anniversary of the date of grant unless the Stock Option Committee exercises its discretion to accelerate the vesting of any such stock options. Other than as set forth in the next sentence, stock options generally are not exercisable for more than 90 days after the recipient’s termination of service as a Director. Options (i) are not exercisable following termination of service for cause or due to voluntary resignation, (ii) vest and remain exercisable for one year following termination of service due to disability or death and (iii) that are vested on the date of termination of service without cause or due to retirement remain exercisable for three months following such termination of service, in each case (other than termination due to disability), unless the Stock Option Committee provides otherwise.

     In setting terms and conditions, the Stock Option Committee must observe the following restrictions:

  It may not grant a stock option with a purchase price that is less than the greater of par value or fair market value of a share of the Common Stock on the date it grants the stock option.

  It may not grant a stock option with a term that is longer than 10 years.

  It may not grant stock options that would commit the Company to issue more than the maximum number of shares authorized for issuance under the plan.

  It may not grant stock options to any Director who is or becomes an employee of the Company or any of its subsidiaries.

  It may not grant incentive stock options that qualify for special federal income tax treatment.

     Option Grant Dates. At the close of each annual meeting, each eligible Director who is elected to become a Director or who will continue to serve as a Director thereafter will automatically be granted a stock option to purchase the following number of shares:

Years of Service	Number of Shares
1 or less	–
2	1,274
3	2,548
4	3,822
5	5,096
6	6,370
7	7,644
8	8,918
9	10,192
10	11,466
11	12,740
12	14,014
13	15,288
14	16,562
15 or more	23,729

No Director may be granted stock options covering more than 50,000 shares of Common Stock in any calendar year.

     Change of Control Provisions. Unless otherwise determined by the Stock Option Committee:

  All outstanding stock options become exercisable upon the occurrence of a change in control of the Company.

  All outstanding stock options terminate immediately prior to a dissolution or liquidation of the Company.

  All outstanding stock options will be assumed or substituted with equivalent stock options or rights in the event of a merger of the Company or the sale of substantially all of the assets of the Company. Alternatively, all outstanding stock options will become vested and exercisable for a period of 30 days under such circumstances.

     Anti-dilution Adjustments. In the event of a stock dividend or stock split, combination or reclassification of the Common Stock or other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, or other event which merits an adjustment in the judgment of the Stock Option Committee to prevent the enlargement or dilution of rights under the plan, the Board will make certain automatic adjustments under the plan subject to any required action by the stockholders. Specifically, it will adjust the number of shares authorized under the plan, any annual or individual limits imposed by the plan, the number of shares subject to outstanding stock options and the price of shares of Common Stock covered by outstanding stock options.

     Prohibition Against Option Repricing. The 2005 Director Option Plan specifically provides that stock options granted under the plan cannot be repriced.

     Amendment and Termination. The 2005 Director Option Plan, if approved by the stockholders, will be in effect for a ten-year period that begins on the date of adoption by the Board. The Board may amend or terminate the plan at any time and in any respect provided that no amendment or termination may adversely affect the rights of an optionee under any outstanding award without his consent. Any amendment that would (i) materially change the eligibility requirements, (ii) materially increase the number of stock options that may be granted in total or (iii) reduce the exercise price of outstanding options, must first be approved by the Company’s stockholders.

     Federal Tax Consequences for Option Recipients. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder subsequently sells shares acquired by exercising a non-qualified stock option, he must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

     Federal Tax Consequences for the Company. When a non-qualified stock option is exercised, the Company may be allowed a federal income tax deduction for the same amount that the option holder includes in his ordinary income.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the 2005 Director Option Plan. State and local tax consequences may also be significant.

     New Plan Benefits. The following awards will be made under the 2005 Director Option Plan in 2005:

New Plan Benefits

U.S.B. Holding Co., Inc. 2005 Director Stock Option Plan

Name and Position	Dollar Value ($)	Number of Options
Thomas E. Hales, President, Chairman, and
Chief Executive Officer (1)	n/a	n/a
Raymond J. Crotty, Senior Executive Vice President,
Chief Credit Officer and Secretary (1)	n/a	n/a
Steven T. Sabatini, Senior Executive Vice President,
Chief Financial Officer and Assistant Secretary (1)	n/a	n/a
All executive officers, as a group (1)	n/a	n/a
Non-executive Directors, as a group	(2)	90,297
Kevin J. Plunkett (nominee for election as Director)	(2)	12,740 (3)
Kenneth J. Torsoe (nominee for election as Director)	(2)	23,729 (3)
Each associate of any Directors, executive officers
or nominees (1)	n/a	n/a
Each other person who received or is to receive 5%
of the stock options (1)	n/a	n/a
All employees other than executive officers, as a group (1)	n/a	n/a

(1)	Only directors who are not employees of the Company or any of its subsidiaries or affiliates are eligible to participate in the 2005 Director Option Plan.

(2)	Option grants made under the plan in 2005 will be made at fair market value on the date of grant.

(3)

Each nominee for election as a director is also a current director. Accordingly, the 36,469 stock options that would be granted under the 2005 Director Option Plan to nominees for election are included in the 90,297 stock options that would be granted to non-executive directors under the plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE U.S.B. HOLDING CO., INC. 2005 DIRECTOR STOCK OPTION PLAN.

STOCKHOLDER COMMUNICATION PROCESS

     The Company believes it is important to provide stockholders with the means by which to communicate with the Directors of the Company in which they invest. The Company’s policy, as described herein, will be included in the proxy materials on an annual basis.

     Stockholders may communicate with the Company’s Board of Directors by sending a letter, e-mail, or other written communication to an Independent Director of the Company, Michael H. Fury, at:

Michael H. Fury, Director C/O Robert E. Blackburn, Esq. General Counsel U.S.B. Holding Co., Inc. 100 Dutch Hill Road Orangeburg, New York 10962 (845) 365-4600 Email: www.unionstate.com

     The above-named Independent Director of the Company will receive and review each communication sent to the Company’s Board of Directors. Upon reviewing each communication, the Independent Director will promptly forward the communication(s) or items received to the Nominating/Corporate Governance Committee, which will evaluate each communication and direct such communication to the Board or individual Director(s) as circumstances may dictate. Communications deemed to be frivolous or irrelevant by the Committee will not be forwarded to the Board or any individual Director. A file of each communication received by the named Independent Director of the Company and any response thereto shall be maintained in the corporate records of the Company.

OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board.

STOCKHOLDER PROPOSALS

     Stockholders interested in submitting a proposal for inclusion in the Company’s proxy materials for the annual meeting of stockholders in 2006 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received by the Company’s Corporate Secretary no later than December 28, 2005.

Date: April 28, 2005

By order of the Board of Directors

Raymond J. Crotty, Secretary

(THIS PAGE INTENTIONALLY LEFT BLANK)

Appendix A.

U.S.B. HOLDING CO., INC.
2005 EMPLOYEE STOCK OPTION PLAN

ARTICLE 1
ESTABLISHMENT AND PURPOSE

     1.1 Establishment and Effective Date.

U.S.B. Holding Co., Inc., a Delaware corporation, hereby establishes an Employee Stock plan to be known as the U.S.B. Holding Co., Inc., 2005 Employee Stock Option Plan. The Plan shall become effective upon the approval by the Company's stockholders at the Annual Meeting to be held on May 25, 2005. Upon approval of the Plan by the Board of Directors of the Company (the "Board"), awards may be made as provided herein.

     1.2 Purpose.

The Company desires to attract and retain the best available Employees for itself and its subsidiaries and to encourage the highest level of performance by such Employees in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible Employees the opportunity to acquire Stock ownership interests in the Company, and other rights with respect to Stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

ARTICLE 2
DEFINITIONS

As used herein, the following definitions shall apply:

a.

“Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Agreement is subject to the terms and conditions of the Plan.

b.

“Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

c.	“Bank” means Union State Bank, a New York State chartered bank, and any successor thereto.

d.

“Beneficiary” means an individual, trust or estate who or that, by will or the laws of descent and distribution or pursuant to a designation executed by the Optionee, succeeds to the rights and obligations of the Optionee under the Plan and applicable Agreement upon the death of the Optionee.

e.	“Board” means the Board of Directors of the Company.

f.	“Change in Control” means the happening of any of the following:

(i)

approval by the stockholders of the Company or the Bank of a transaction that would result in reorganization, merger or consolidation of the Company or the Bank, respectively, with one or more other persons (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act), other than a transaction in which:

1.

at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company and the Bank; and

2.

at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company or the Bank;

(ii)

the acquisition of all or substantially all of the assets of the Company or the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company or the Bank entitled to vote generally in the election of directors by any person or persons acting in concert, or approval by the stockholders of the Company or the Bank of any transaction which would result in such an acquisition;

(iii)	a complete liquidation or dissolution of the Company or the Bank, or approval by the stockholders of the Company or the Bank of a plan for such liquidation or dissolution;

A Change of Control shall not be deemed to have occurred as a result of any acquisition of securities or assets of the Company or the Bank, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them.

g.	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

h.	“Committee” means a committee of Directors appointed by the Board in accordance with Article 4 of the Plan.

i.	“Company” means U.S.B. Holding Co., Inc., a Delaware corporation, its successors and assigns.

j.	“Director” means a member of the Board.

k.

“Disability” means a condition of incapacity of an Employee or Officer which renders that person unable to engage in the performance of all of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A person shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require and deem necessary or appropriate.

l.

“Employee” means any person employed by the Company or any Subsidiary of the Company who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of the Company, its subsidiaries or affiliates.

m.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

n.	“Exercise Period” means the period during which an Option may be exercised.

o.	“Exercise Price” means the price per Share at which Stock subject to an Option may be purchased upon exercise of the Option.

p.	“Fair Market Value” means, as of any date in issue, the value of Stock determined as follows:

(i)

If the Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported), without regard to after-hours trading activity, as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)

If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination, without regard to after-hours trading, or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)	In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Committee.

q.

“Incentive Stock Option” means the right to purchase Stock that is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and is expressly designated by the Committee at the time of grant as an Incentive Stock Option.

r.	“Non-Qualified Stock Option” means the right to purchase Stock that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

s.	“Option” means an option to purchase Stock granted in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Non-Qualified Stock Option.

t.	“Optioned Stock” means the Stock subject to an Option.

u.	“Optionee” means the holder of an outstanding Option.

v.

“Participating Company” means the Company or any subsidiary or other affiliate of the Company which at the time such Option is granted under the Plan qualifies as a “subsidiary corporation” or a “parent corporation” of the Company under the definition of such term contained in Section 424(f) of the Code.

w.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

x.	“Plan” means this U.S.B. Holding Co., Inc. 2005 Employee Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

y.	“Recipient” means the person to whom an Option is granted.

z.

“Retirement” means termination of employment with the Company in all capacities at or after attaining an age and completion of years of continuous service that totals 62, where years of continuous service is at least seven years.

aa.	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

bb.	“Section 16(b)” means Section 16(b) of the Exchange Act.

cc.	“Share” means a share of the Common Stock of U.S.B. Holding Co., Inc., as adjusted in accordance with the terms of the Plan.

dd.	“Stock” means the common stock of the Company, $0.01 par value.

ee.	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code or any successor provision hereafter enacted.

ff.

“Ten Percent Stockholder” means an Employee who, at the time of grant of an Option to him or her, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company.

gg.	“Vesting Date” means the date on which an Option or Shares acquired upon exercise of an Option cease to be forfeitable.

ARTICLE 3
AWARDS

     3.1 Form of Awards.

Awards under the Plan may be granted in any one or all of the following forms as determined by the Committee at the time of the grant:

     (i) Incentive Stock Options meeting the requirements of Section 422 of the Code; or

     (ii) Non-Qualified Stock Options.

     Unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-Qualified Stock Options.

     3.2 Maximum Shares Available.

The maximum aggregate number of Shares that may be issued upon exercise of Options granted under the Plan is 1,800,000, subject to adjustment pursuant to Article 13. Shares issued pursuant to the Plan may be either authorized but un-issued Shares or issued Shares reacquired by the Company.

     3.3 Expiration without Cancellation.

In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled or otherwise settled without being exercised in whole or in part or without the issuance of Shares in whole or in part for any reason, or if such awards are settled in cash in lieu of Shares (including, but not limited to, the use of a tax withholding right for the payment of required tax withholding or the payment of an Option exercise price through the constructive delivery of previously owned Shares), then such Shares may, at the discretion of the Committee to the extent permissible under Rule 16b-3, be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     3.4 Return of Prior Awards.

As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require Optionees to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3. Notwithstanding anything in the Plan to the contrary, nothing contained in the Plan shall be construed to authorize or permit the repricing of previously granted Options.

ARTICLE 4
ADMINISTRATION

     4.1 Committee.

(a)

      The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code or a successor rule or regulation, a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)

      The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)	The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Employees, whether or not such Employees are similarly situated.

     4.2 Powers of Committee.

Subject to the express provisions of the Plan and to such limitations as may be imposed by the Board, the Committee shall have the power and authority:

i.	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
ii.	to approve the forms of Agreement for use under the Plan;
iii.	to determine the Employees to whom, and the time or times at which, Options shall be granted;
iv.	to determine the number of Shares subject to each Option granted hereunder;
v.	to determine the Fair Market Value;
vi.	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;
vii.	to set any performance objectives or vesting standards applicable to each Option;
viii.	to designate Options as Incentive Stock Options or Non-Qualified Stock Options or a combination of Incentive Stock Options and Non-Qualified Stock Options;
ix.

to allow Optionees to satisfy withholding tax obligations by either electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld or to tender that number of Shares owned for more than six months and having a Fair Market Value equal to the amount required to be withheld;

x.

to specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an Incentive Stock Option within the meaning of Section 422 of the Code;

xi.	to modify or amend each Option, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; and
xii.	to make all other determinations deemed necessary or advisable for administering the Plan.

     4.3 Delegation.

The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Exchange Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     4.4 Interpretations.

The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Optionees who have received awards under the Plan, and all other interested persons.

     4.5 Liability; Indemnification.

No member of the Committee, nor any Employee to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

ARTICLE 5
ELIGIBILITY

Non-Qualified Stock Options may be granted to Employees and to such other individuals as determined by the Committee. Incentive Stock Options may be granted only to Employees.

In determining the Employees to whom awards shall be granted and the number of Shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such Employees, their present and potential contributions to the success of the Company and its subsidiaries, the provisions of employment agreements approved by the Company’s Compensation Committee, and such other factors as the Committee in its sole discretion shall deem relevant. No Employee may be granted in any calendar year awards covering more than 400,000 Shares.

ARTICLE 6
WRITTEN AGREEMENT

Each award of Options shall be evidenced by an Agreement, containing such restrictions, terms and conditions, if any, as the Committee may require, and shall include the number of Shares covered by the award, the Exercise Price, the Earliest Exercise Date, the Vesting Date and other applicable provisions of the Plan. In the event of any conflict between an Agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 7
STOCK OPTIONS

     7.1 Grant of Options.

Options may be granted under this Plan for the purchase of Shares. Each Option granted under the Plan shall be evidenced by an Agreement or by a notice to the recipient of the grant of such Option, in either case in a form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine. The Committee shall specify whether the Option granted is an Incentive Stock Option. If the Agreement is void as to a designation, the Option shall be treated as a Non-Qualified Stock Option.

     7.2 Size of Option.

The Committee, in its sole discretion and in accordance with the terms and conditions as otherwise stated in this Plan, shall determine the number of Shares as to which an Option may be granted in an Agreement. Notwithstanding the foregoing, other than the maximum annual limitation on Option grants contained in Article 5, an employment agreement as approved by the Company’s Compensation Committee shall govern the minimum number of options to be granted.

     7.3 Option Price.

The Exercise Price of each Option shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the Fair Market Value of the Stock subject to such Option on the date of grant. The Exercise Price of an Option previously granted under the Plan shall not thereafter be reduced other than as is permitted under the terms and conditions of this Plan.

     7.4 Vesting Date.

The Vesting Date for each Option granted under the Plan shall be determined by the Board and shall be specified in each Agreement issued by the Committee.

     7.5 Term of Options.

The term of each Option granted under the Plan shall not exceed ten (10) years from the date of grant, subject to earlier termination except as otherwise provided in this Plan.

     7.6 Exercise of Options.

An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine as shall be specified in the Agreement. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an Optionee by giving written notice to the Company stating the number of Shares with respect to which the Option is being exercised and tendering payment therefor. Payment for the Shares issuable upon exercise of the Option shall be made in full in cash, personal check, or by certified check or by tendering (either physically or by a constructive delivery method acceptable to the Committee) Shares owned by the Optionee for a period of more than six months (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the Shares purchased, registered in the name of the Optionee, shall be delivered to the Optionee or book entry Shares shall be delivered for the account of the Optionee in accordance with such instructions as the Optionee may provide.

     7.7 Investment Representation and Legality of Issuance.

The receipt of Shares upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by the Plan) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the Shares for investment only and not with a view toward distribution. The certificate for unregistered Shares issued for investment shall be restricted by the Committee as to transfer unless the Committee receives an opinion of counsel satisfactory to the Committee to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of Shares under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the Shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Committee shall, however, under no circumstances be required to sell or issue any Shares under the Plan if, in the opinion of the Committee, (i) the issuance of such Shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such Shares.

     7.8 Expiration of Options.

An Option shall expire on the date specified in the Agreement and in any event no later than the tenth anniversary of the date of the grant.

ARTICLE 8
SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

An Option granted to an Optionee that is designated by the Committee to be an Incentive Stock Option shall be subject to the following additional terms and conditions:

     8.1 Ten Percent Stockholder.

Notwithstanding any other provision of this Plan to the contrary, no Employee may receive an Incentive Stock Option under the Plan if such Employee, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

     8.2 Notice of Sale.

Each Optionee who receives Stock upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Stock prior to the expiration of any applicable holding period for the Incentive Stock Options prescribed by the Code.

     8.3 Limitation on Grants.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

     8.4 Limitations on Time of Grants.

No grant of an Incentive Stock Option shall be made under this Plan after the termination date set forth in Section 16.13 hereof.

     8.5 Failure to Meet Requirements.

Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

ARTICLE 9
CERTIFICATES FOR STOCK

     9.1 Certificates.

As soon as reasonably practicable following the exercise of an Option granted under the Plan, a certificate representing the Shares purchased, registered in the name of the Optionee, shall be delivered to the Optionee or book entry Shares shall be delivered for the account of the Optionee in accordance with such instructions as the Optionee may provide. Such certification shall be registered in the name designated by the Optionee.

     9.2 Delivery.

The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any Exchange on which the Stock may then be listed or (ii) the completion of any registration or qualification of such Shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     9.3 Restrictions.

All certificates for Shares delivered under the Plan shall also be subject to such stop-transfer orders, and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9 shall not be effective if and to the extent that the Shares delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     9.4 Rights of a Stockholder.

Each Optionee who receives Shares upon exercise of an Option shall have all of the rights of a stockholder, including the right to vote the Shares and receive dividends and other distributions, from the record date of issuance to him or her of a certificate or certificates for such Shares. No Optionee granted an Option shall have any right as a stockholder with respect to any Shares subject to such Option prior to the date as of which such Shares are transferred to such Optionee on the stock transfer records of the Company.

ARTICLE 10
NONTRANSFERABILITY OF OPTIONS

No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised by an Optionee only during his or her lifetime, or following his or her death pursuant to Article 12.

Notwithstanding the foregoing, the Committee may permit the person to whom an Option is initially granted to transfer a vested Non-Qualified Stock Option, in whole or in part, to the lineal ascendents and lineal descendants of such person or his spouse, or any one or more of them, or to an entity wholly owned by, including, but not limited to, a trust, the exclusive beneficiaries of which are one or more of the lineal ascendents and lineal descendants of such person or his spouse, or wholly owned jointly by one or more of them and such person. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The

Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

ARTICLE 11
TERMINATION OF EMPLOYMENT OR RETIREMENT

     11.1 Retirement.

If an Optionee who has been granted an Option retires while an Employee of a Participating Company, his or her Options may be exercised, to the extent that the Employees shall have been entitled to do so on the date of his or her retirement, within three (3) months after the date of the Employee’s retirement or until such later date, and subject to such terms and conditions as the Committee may specify in its sole discretion, or the terms and conditions of a written employment contract, but no later than the expiration date specified in the Agreement or as set forth in this Plan.

     11.2 Exercise after Termination of Employment.

(a)

If an Employee’s employment by a Participating Company voluntarily terminates or if his or her employment terminates because of involuntary termination of employment by the Participating Company with cause (as determined by the Board in its sole discretion), all outstanding Options shall be forfeited as of the date of termination or at such later date and subject to such terms and conditions as the Committee may specify in its sole discretion, or subject to the terms and conditions of a written employment contract, but not later than the expiration date specified in the Agreement and as set forth in this Plan.

(b)

If an Employee’s employment terminates because of involuntary termination of employment by the Participating Company without cause (as determined by the Board in its sole discretion) he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three (3) months after the date of the termination of his or her employment, or such later date and subject to such terms and conditions as the Committee may specify in its sole discretion, or subject to the terms and conditions of a written employment contract, but not later than the expiration date specified in the Agreement and as set forth in this Plan.

     11.3 Disability.

If the Employee’s employment by a Participating Company terminates because of his or her Disability, he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within twelve (12) months after the date of the termination of his or her employment or until such later date, and subject to such terms and conditions as the Committee may specify in its sole discretion, or the terms and conditions of a written employment contract, but not later than the expiration date specified in the Agreement and as set forth in this Plan.

ARTICLE 12
DEATH OF OPTIONEE

     12.1 Right of Exercise Upon Death.

If an Optionee to whom an Option has been granted under the Plan shall die while employed by a Participating Company or within three (3) months after the termination of such employment, such Option (whether or not then exercisable by its terms) shall become immediately exercisable in full by the Optionee's Beneficiary or by the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Optionee's death or such other period as the Committee may specify in its sole discretion, or a written employment contract may at any time provide, but in no case later than the date on which the Option would otherwise terminate in accordance with this Plan.

     12.2 Designation of Beneficiary.

Each Optionee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options held by the Optionee at the time of his or her death. An Optionee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee’s death, and in no event shall it be effective as of a date prior to such receipt.

     12.3 Lack of Beneficiary.

If no such Beneficiary designation is in effect at the time of an Optionee’s death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with law, the Optionee’s estate shall be entitled to exercise any Options held by the Optionee at the time of his or her death in accordance with the terms and conditions set forth in Section 12.1 herein. If the Company is in doubt as to the right of any person to exercise such Options, the Company may suspend the right to exercise such Option, without liability, until the Company determines the rights thereto, or the Company may transfer such Option into a court of appropriate jurisdiction and such transfer shall be a complete discharge of the liability of the Company therefor.

ARTICLE 13
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE.

     13.1 Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as any individual or annual limits on the number of Options which may be granted hereunder and the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or any other event affecting Shares (including but not limited to any spinoff transaction) which, in the judgment of the Committee, merits an adjustment in order to prevent the unintended enlargement or dilution of rights under the Plan. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     13.2 Dissolution or Liquidation.

In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option, as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     13.3 Merger or Asset Sale.

Unless otherwise determined by the Committee, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Stock in the merger or sale of assets.

     13.4 Change in Control.

In the event of a “Change in Control” of the Company, as defined in Article 2, unless otherwise determined by the Committee prior to the occurrence of such Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

ARTICLE 14
AMENDMENT AND TERMINATION

The Board may suspend, terminate, modify or amend the Plan, in whole or in part, provided that any amendment that would (i) materially increase the aggregate number of Shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) reduce the exercise price of Options previously granted under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase, modification or reduction that may result from adjustments authorized by Article 13 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such Optionee under such award.

ARTICLE 15
TAX WITHHOLDING

     15.1 Stock Withholding to Satisfy Withholding Tax Obligations.

The Committee shall have the right to require Optionees to remit an amount sufficient to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

The Optionee may satisfy the withholding tax obligation by (i) electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld or (ii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six (6) months, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or tendered shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     15.2 Exercising the Election.

All elections by an Optionee to tender Stock for this purpose shall be made in writing to the Company in a form acceptable to the Committee.

     15.3 Restrictions.

An Optionee may satisfy the withholding tax obligation subject to the following restrictions:

     (a) the election must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable;

     (c) the Committee shall have the right to disapprove any election in its sole discretion;

     (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

ARTICLE 16
MISCELLANEOUS

     16.1 Compliance With Section 16(b) and Section 162(m).

In the case of Optionees who are or may be subject to Section 16 of the Exchange Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the Exchange Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

     16.2 Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     16.3 General Creditor Status.

Employees shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or beneficiary or legal representative of such Employee. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     16.4 No Right to Employment.

Nothing in the Plan or in any Agreement entered into pursuant to, or in conjunction with, the grant of any award, shall confer upon any Employee any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such Employee's employment at any time, with or without cause.

     16.5 Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.6 Reservation of Shares.

The Company, during the term of this Plan, will at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.7 Notices.

Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

     16.8 Severability.

In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16.9 Options Not Includable for Benefit Purposes.

No Option granted under the Plan or income recognized by an Optionee pursuant to the provisions of the Plan shall be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plan applicable to the Optionee that is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plan or determined by resolution of the Board.

     16.10 Claims.

No person shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     16.11 Captions.

Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     16.12 Governing Law.

To the extent not preempted by federal law, the Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts entered into and to be performed within the State of New York by parties each of whom is a New York State resident. The federal and state courts located in the Counties of Rockland, Orange, Westchester, or New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan or in relation to any action taken or omitted under the Plan or any Option granted under the Plan. By accepting any Option granted under this Plan, the Optionee, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     16.13 Term of Plan.

Unless earlier terminated, the Plan shall terminate on the tenth (10th) anniversary of the date of adoption of the Plan by the Board.

ARTICLE 17
STOCKHOLDER APPROVAL

The Plan shall be effective immediately upon approval by the Company’s stockholders. If the Plan is not approved by the Company’s stockholders within the time required by the Code, the Plan and all Options granted hereunder shall thereupon become null and void.

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Appendix B.

U.S.B. HOLDING CO., INC.
2005 DIRECTOR STOCK OPTION PLAN

ARTICLE 1
ESTABLISHMENT AND PURPOSE

     1.1 Establishment and Effective Date.

U.S.B. Holding Co., Inc., a Delaware corporation, hereby establishes a Director stock plan to be known as the U.S.B. Holding Co., Inc., 2005 Director Stock Option Plan (the “Plan”). The Plan shall become effective immediately upon the approval by the Company's stockholders at the Annual Meeting to be held on May 25, 2005. Upon approval of the Plan by the Board of Directors of the Company (the "Board"), awards may be made as provided herein.

     1.2 Purpose.

The purpose of the Plan is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company’s future progress and to provide them with further incentive to remain as directors of the Company and to promote a greater identity of interests between the Company's outside directors and its stockholders.

ARTICLE 2
DEFINITIONS

As used herein, the following definitions shall apply:

a.

“Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Agreement is subject to the terms and conditions of the Plan.

b.

“Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

c.	“Bank” means Union State Bank, a New York State chartered bank, and any successor thereto.

d.

“Beneficiary” means an individual, trust or estate who or that, by will or the laws of descent and distribution or pursuant to a designation executed by the Optionee, succeeds to the rights and obligations of the Optionee under the Plan and applicable Agreement upon the death of the Optionee.

e.	“Board” means the Board of Directors of the Company.

f.	“Change in Control” means the happening of any of the following:

(i)

approval by the stockholders of the Company or the Bank of a transaction that would result in reorganization, merger or consolidation of the Company or the Bank, respectively, with one or more other persons (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act), other than a transaction in which:

1.

at least 51% of the equity ownership interests of the entity resulting from such transactions are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company and the Bank; and

2.

at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transactions are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company or the Bank;

(ii)

the acquisition of all or substantially all of the assets of the Company or the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Company or the Bank entitled to vote generally in the election of directors by any person or persons acting in concert, or approval by the stockholders of the Company or the Bank of any transaction which would result in such an acquisition;

(iii)	a complete liquidation or dissolution of the Company or the Bank, or approval by the stockholders of the Company or the Bank of a plan for such liquidation or dissolution;

A Change of Control shall not be deemed to have occurred as a result of any acquisition of securities or assets of the Company or the Bank, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them.

g.	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

h.	“Committee” means a committee of Directors appointed by the Board in accordance with Article 4 of the Plan.

i.	“Common Stock” means the common stock of the Company, par value $0.01 per share.

j.	“Company” means U.S.B. Holding Co., Inc., a Delaware corporation, its successors and assigns.

k.	“Director” means a member of the Board who is not an employee of the Company, its subsidiaries or affiliates.

l.

“Disability” means a condition of incapacity of a Director which renders that person unable to engage in the performance of all of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A Director shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require and deem necessary or appropriate.

m.	“Employee” means any person employed by the Company or any Subsidiary of the Company.

n.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

o.	“Exercise Period” means the period during which an Option may be exercised.

p.	“Exercise Price” means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

q.	“Fair Market Value” means, as of any date in issue, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), without regard to after-hours trading activity, as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, without regard to after-hours trading, or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

r.	“Non-Qualified Stock Option” means the right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

s.	“Option” means an option to purchase Stock granted in accordance with the terms of the Plan.

t.	“Optioned Stock” means the Common Stock subject to an Option.

u.	“Optionee” means the holder of an outstanding Option.

v.

“Participating Company” means the Company or any subsidiary or other affiliate of the Company which at the time such Option is granted under the Plan qualifies as a “subsidiary corporation” or a “parent corporation” of the Company under the definition of such term contained in Section 424(f) of the Code.

w.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

x.	“Plan” means this U.S.B. Holding Co., Inc. 2005 Director Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

y.	“Recipient” means the person to whom an Option is granted.

z.	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

aa.	“Section 16(b)” means Section 16(b) of the Exchange Act.

bb.	“Share” means a share of the Common Stock of U.S.B. Holding Co., Inc., as adjusted in accordance with the terms of the Plan.

cc.	“Stock” means the Common Stock of the Company.

dd.	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code or any successor provision hereafter enacted.

ee.	“Vesting Date” means the date on which an Option or Shares acquired upon exercise of an Option cease to be forfeitable.

ARTICLE 3
AWARDS

     3.1 Form of Awards.

Awards under the Plan may be granted in the form of Non-Qualified Stock Options.

     3.2 Maximum Shares Available.

The maximum aggregate number of Shares that may be issued upon exercise of Options granted under the Plan is 500,000, subject to adjustment pursuant to Article 12. Shares issued pursuant to the Plan may be either authorized but un-issued Shares or issued Shares reacquired by the Company.

     3.3 Expiration without Cancellation.

In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled or otherwise settled without being exercised in whole or in part or without the issuance of Shares in whole or in part for any reason, or if such awards are settled in cash in lieu of Shares, (including, but not limited to, the payment of an Option Exercise Price through the constructive delivery of previously owned Shares), then such Shares may, at the discretion of the Committee to the extent permissible under Rule 16b-3, be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

     3.4 Return of Prior Awards.

As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require Optionees to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3. Notwithstanding anything in the Plan to the contrary, nothing contained in the Plan shall be construed to authorize or permit the repricing of previously granted Options.

ARTICLE 4
ADMINISTRATION

     4.1 Committee.

(a)

      The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code or a successor rule or regulation, a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)

      The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)	The Committee’s decisions and determinations under the Plan need not be uniform.

     4.2 Powers of Committee.

Subject to the express provisions of the Plan and to such limitations as may be imposed by the Board, the Committee shall have the power and authority:

i.	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
ii.	to approve the forms of Agreement for use under the Plan;
iii.	to determine the time or times at which Options shall be granted;
iv.	to determine the number of Shares subject to each Option granted hereunder;
v.	to determine the Fair Market Value;
vi.	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;
vii.	to modify or amend each Option, including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; and
viii.	to make all other determinations deemed necessary or advisable for administering the Plan.

     4.3 Delegation.

The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause (i) transactions under the Plan to fail to comply with Section 16 of the Exchange Act or (ii) the Committee to fail to qualify as "outside directors" under Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     4.4 Interpretations.

The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations that it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Optionees who have received awards under the Plan, and all other interested persons.

     4.5 Liability; Indemnification.

No member of the Committee, nor any Employee to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

ARTICLE 5
ELIGIBILITY

Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan. No Director may be granted in any calendar year awards covering more than 50,000 Shares. Any Director who becomes an employee of the Company or any subsidiary of the Company shall not thereafter be entitled to additional Options under the Plan, but shall retain all Options previously awarded pursuant to the terms of the Plan.

B-6

ARTICLE 6
WRITTEN AGREEMENT

Each award of Options shall be evidenced by an Agreement, containing such restrictions, terms and conditions, if any, as the Committee may require, and shall include the number of Shares covered by the award, the Exercise Price, the Earliest Exercise Date, the Vesting Date and other applicable provisions of the Plan. In the event of any conflict between an Agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 7
STOCK OPTIONS

     7.1 Option Grant Dates.

An Option as specified in Section 7.2 below, shall be granted automatically to each eligible Director effective as of the close of each annual meeting of stockholders of the Company (i) at which such individual is elected a Director or (ii) following which such individual will continue to serve as a Director as a member of a continuing class of Directors.

     7.2 Shares Subject to Option

An Option will be granted to each Director in an amount based on completed years of service at the date of the award as defined herein:

Years of Service	Annual Option Award
One or less	–
Two	1,274
Three	2,548
Four	3,822
Five	5,096
Six	6,370
Seven	7,644
Eight	8,918
Nine	10,192
Ten	11,466
Eleven	12,740
Twelve	14,014
Thirteen	15,288
Fourteen	16,562
Fifteen or more	23,729

Each Option granted under the Plan shall be exercisable, in whole or in part, subject to adjustment as provided in Section 12.1 of the Plan.

     7.3 Option Exercise Price

The Exercise Price for each Option granted under the Plan shall equal not less than 100% of the Fair Market Value on the date an Option is granted nor less than the par value of the Common Stock, whichever is greater.

     7.4 Vesting/Exercise Period.

Except as otherwise provided in this Plan, each Option may be exercised upon the first anniversary date of the grant of such Option, provided that, subject to the provisions of Articles 9 and 10, no Option may be exercised more than 90 days after the Optionee ceases to serve as a Director or after ten years from the date of the grant.

     7.5 Exercise of Options.

An Option may be exercised, in whole or in part, upon vesting as specified in Section 7.4. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an Optionee by giving written notice to the Company stating the number of Shares with respect to which the Option is being exercised and tendering payment therefor. Payment for the Shares issuable upon exercise of the Option shall be made in full in cash, personal check, or by certified check or by tendering (either physically or by a constructive delivery method acceptable to the Committee) Shares owned by the Optionee for a period of more than six months (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the Shares purchased, registered in the name of the Optionee, shall be delivered to the Optionee or book entry Shares shall be delivered for the account of the Optionee in accordance with such instructions as the Optionee may provide.

     7.6 Investment Representation and Legality of Issuance.

The receipt of Shares upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by the Plan) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the Shares for investment only and not with a view toward distribution. The certificate for unregistered Shares issued for investment shall be restricted by the Committee as to transfer unless the Committee receives an opinion of counsel satisfactory to the Committee to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of Shares under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the Shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Committee shall, however, under no circumstances be required to sell or issue any Shares under the Plan if, in the opinion of the Committee, (i) the issuance of such Shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such Shares.

     7.7 Expiration of Options.

An Option shall expire on the date specified in the Agreement and in any event no later than the tenth anniversary of the date of the grant.

ARTICLE 8
NONTRANSFERABILITY OF OPTIONS

No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised by an Optionee only during his or her lifetime, or following his or her death pursuant to Article 10.

Notwithstanding the foregoing, the Committee may permit the person to whom an Option is initially granted to transfer a vested Non-Qualified Stock Option, in whole or in part, to the lineal ascendents and lineal descendants of such person or his spouse, or any one or more of them, or to an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are one or more of the lineal ascendents and lineal descendants of such person or his spouse, or wholly owned jointly by one or more of them and such person. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend upon the life, employment or other status of the transferor. The

Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

ARTICLE 9
TERMINATION OF EMPLOYMENT OR RETIREMENT

     9.1 Retirement.

If an Optionee who has been granted an Option retires while a Director of a Participating Company, his or her Options may be exercised, to the extent that the Director shall have been entitled to do so on the date of his or her retirement, within three (3) months after the date of the Director’s retirement or until such later date, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in the Agreement or as set forth in this Plan.

     9.2 Exercise after Termination.

(a)

If a Director voluntarily resigns or if he or she is removed as a Director with cause (as determined by the Board in its sole discretion), all outstanding Options shall be forfeited as of the date of removal or at such later date and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in the Agreement and as set forth in this Plan.

(b)

If a Director is involuntarily removed from the Board without cause (as determined by the Board in its sole discretion) he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of his or her removal, at any time, or from time to time, within three (3) months after the date of the removal, or such later date and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in the Agreement and as set forth in this Plan.

     9.3 Disability.

In the event of the Disability of an Optionee while he or she is acting as a Director, any Option granted under the Plan may be exercised in full within a period of one (1) year after the date the Optionee ceases to serve as a Director due to such Disability, provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date of the grant.

ARTICLE 10
DEATH OF OPTIONEE

     10.1 Right of Exercise Upon Death.

If an Optionee to whom an Option has been granted under the Plan shall die while acting as a Director, any Option granted under the Plan (whether or not then exercisable by its terms) shall become immediately exercisable in full by the Optionee's Beneficiary or by the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Optionee's death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option would otherwise terminate in accordance with this Plan.

     10.2 Designation of Beneficiary.

Each Optionee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options held by the Optionee at the time of his or her death. An Optionee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee’s death, and in no event shall it be effective as of a date prior to such receipt.

     10.3 Lack of Beneficiary.

If no such Beneficiary designation is in effect at the time of an Optionee’s death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with law, the Optionee’s estate shall be entitled to exercise any Options held by the Optionee at the time of his or her death in accordance with the terms and conditions set forth in Section 10.1 herein. If the Company is in doubt as to the right of any person to exercise such Options, the Company may suspend the right to exercise such Option, without liability, until the Company determines the rights thereto, or the Company may transfer such Option into a court of appropriate jurisdiction and such transfer shall be a complete discharge of the liability of the Company therefor.

ARTICLE 11
CERTIFICATES FOR STOCK

     11.1 Certificates.

As soon as reasonably practicable following the exercise of an Option granted under the Plan, a certificate representing the Shares purchased, registered in the name of the Optionee, shall be delivered to the Optionee or book entry Shares shall be delivered for the account of the Optionee in accordance with such instructions as the Optionee may provide. Such certification shall be registered in the name designated by the Optionee.

     11.2 Delivery.

The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any Exchange on which the Stock may then be listed or (ii) the completion of any registration or qualification of such Shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     11.3 Restrictions.

All certificates for Shares delivered under the Plan shall also be subject to such stop-transfer orders, and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 11 shall not be effective if and to the extent that the Shares delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     11.4 Rights of a Stockholder.

Each Optionee who receives Shares upon exercise of an Option shall have all of the rights of a stockholder, including the right to vote the Shares and receive dividends and other distributions, from the record date of issuance to him or her of a certificate or certificates for such Shares. No Optionee granted an Option shall have any right as a stockholder with respect to any Shares subject to such Option prior to the date as of which such Shares are transferred to such Optionee on the stock transfer records of the Company.

ARTICLE 12
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,
DISSOLUTION, MERGER OR ASSET SALE

     12.1 Changes in Capitalization.

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option as well as any individual or annual limits on the number of Options which may be granted hereunder and the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or any other event affecting Shares (including but not limited to any spinoff transaction) which, in the judgment of the Committee, merits an adjustment in order to prevent the unintended enlargement or dilution of rights under the Plan. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     12.2 Dissolution or Liquidation.

In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option, as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     12.3 Merger or Asset Sale.

Unless otherwise determined by the Committee, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

     12.4 Change in Control.

In the event of a “Change in Control” of the Company, as defined in Article 2, unless otherwise determined by the Committee prior to the occurrence of such Change in

Control, any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

ARTICLE 13
AMENDMENT AND TERMINATION

The Board may suspend, terminate, modify or amend the Plan, in whole or in part, provided that any amendment that would (i) materially increase the aggregate number of Shares which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan or (iii) reduce the Exercise Price of Options previously granted under the Plan shall be subject to the approval of the Company's stockholders, except that any such increase, modification or reduction that may result from adjustments authorized by Article 12 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the Optionee to whom an award shall theretofore have been granted, adversely affect the rights of such Optionee under such award.

ARTICLE 14
MISCELLANEOUS

     14.1 Compliance With Section 16(b) and Section 162(m).

In the case of Optionees who are or may be subject to Section 16 of the Exchange Act, it is the intent of the Company that any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the Exchange Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

     14.2 Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     14.3 General Creditor Status.

Directors shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Director or beneficiary or legal representative of such Director. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     14.4 No Right to Continue as a Director.

Nothing in the Plan or in any Agreement entered into pursuant to, or in conjunction with, the grant of any award, shall confer upon any Director any right to continue in the service of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or interfere with or limit the right of the Company to remove a Director at any time, with or without cause.

     14.5 Inability to Obtain Authority.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.6 Reservation of Shares.

The Company, during the term of this Plan, will at all times, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     14.7 Notices.

Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

     14.8 Severability.

In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.9 Claims.

No person shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     14.10 Captions.

Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     14.11 Governing Law.

To the extent not preempted by federal law, the Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts entered into and to be performed within the State of New York by parties each of whom is a New York State resident. The federal and state courts located in the Counties of Rockland, Orange, Westchester, or New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan or in relation to any action taken or omitted under the Plan or any Option granted under the Plan. By accepting any Option granted under this Plan, the Optionee, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     14.12 Term of Plan.

Unless earlier terminated, the Plan shall terminate on the tenth (10th) anniversary of the date of adoption of the Plan by the Board.

ARTICLE 15
STOCKHOLDER APPROVAL

The Plan shall be effective immediately upon approval by the Company’s stockholders. If the Plan is not approved by the Company’s stockholders within the time required by the Code, the Plan and all Options granted hereunder shall thereupon become null and void.

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THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR DIRECTOR BELOW, FOR RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005, FOR THE APPROVAL AND ADOPTION OF THE 2005 EMPLOYEE STOCK OPTION PLAN, AND FOR THE APPROVAL AND ADOPTION OF THE 2005 DIRECTOR STOCK OPTION PLAN.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

						FOR	AGAINST	ABSTAIN
1.	Election of two (2) directors, constituting Class II members of the Board of Directors, to a three-year term of office.	VOTE FOR all nominees (except as marked to the contrary)	VOTE WITHHELD for all nominees	2.	The ratification of the appointment of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, for the audit of the Company’s consolidated financial statements for the year ending December 31, 2005.	☐	☐	☐
	01 Kevin J. Plunkett 02 Kenneth J. Torsoe	☐	☐			FOR	AGAINST	ABSTAIN

				3.	The approval and adoption of the 2005 Employee Stock Option Plan.	☐	☐	☐
						FOR	AGAINST	ABSTAIN
(Instruction: To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) in the space provided below.)				4.	The approval and adoption of the 2005 Director Stock Option Plan.	☐	☐	☐

The persons named as proxies herein will vote the shares represented by this proxy as directed by the Board of Directors of the Company upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Company is not currently aware of any other business that may come before the meeting.
				The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 28, 2005, attached thereto.

Signature ________________________________ Signature ________________________________ Date ________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on May 24, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ubh Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Revocable Proxy
U.S.B. HOLDING CO., INC.
100 Dutch Hill Road
Orangeburg, New York 10962

2005 Annual Meeting of Stockholders

     This Proxy is solicited by the Board of Directors of U.S.B. Holding Co., Inc., a Delaware corporation (the “Company”). The undersigned stockholder(s) of the Company hereby appoints Robert E. Blackburn and Michael Giglio, and each of them, attorneys and proxies with full power of substitution and revocation, and hereby authorize them/him, to represent and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of its stockholders to be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901, on Wednesday, May 25, 2005, at 10:00 a.m. (local time), and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as specified on the reverse side.

     This Proxy also delegates discretionary authority with respect to any other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

See Voting Instructions on Reverse Side

Address Change/Comments (Mark the corresponding box on the reverse side)

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